                                                                    EXHIBIT 10.7
                          THIRD AMENDED AND RESTATED

                           INVESTOR RIGHTS AGREEMENT


                                 BY AND AMONG


                             ONESOFT CORPORATION,

                   THE HOLDERS OF SERIES A PREFERRED STOCK,

                   THE HOLDERS OF SERIES B PREFERRED STOCK,

                    THE HOLDERS OF SERIES C PREFERRED STOCK

                                      AND

                        CERTAIN HOLDERS OF COMMON STOCK


                          dated as of August 13, 1999

                               TABLE OF CONTENTS

                                                                                                         Page
1. BACKGROUND...........................................................................................    1
2. DEFINITIONS..........................................................................................    1
3. BOARD REPRESENTATION.................................................................................    7
         3.1. Representation on the Board of Directors..................................................    7
         3.2. Observers.................................................................................    8
         3.3. Expenses..................................................................................    8
         3.4. Confidentiality...........................................................................    8
4. ADDITIONAL UNDERTAKINGS AND COVENANTS................................................................    8
         4.1. Maintenance of Corporate Status...........................................................    8
         4.2. Accounts and Records......................................................................    9
         4.3. Litigation................................................................................    9
         4.4. Compliance with Law: No Infringement......................................................    9
         4.5. Disclosure of Information by the Investors................................................    9
         4.6. Maintenance of Properties.................................................................    9
         4.7. Insurance.................................................................................   10
         4.8. Change in Operations......................................................................   10
         4.9. Defaults and Breaches Under Other Contracts...............................................   10
         4.10. Investments..............................................................................   11
         4.11. Liens and Encumbrances...................................................................   11
         4.12. Guarantees and Loans.....................................................................   11
         4.13. Affiliate Transactions...................................................................   11
         4.14. SBA Forms................................................................................   11
5. REGISTRATION UNDER SECURITIES ACT, ETC...............................................................   12
         5.1. Registration on Request...................................................................   12
                  (a). Request..........................................................................   12
                  (b). Long-form Registrations..........................................................   12
                  (c). Short-form Registrations.........................................................   12
                  (d). Registration of Other Securities.................................................   13
                  (e). Restrictions on Demand Registrations.............................................   13
                           (i). Restrictions on Long-form Registrations.................................   13
                           (ii). Restrictions on Short-form Registrations...............................   14
                  (f). Other Registration Rights........................................................   14
                  (g). Effective Registration Statement; Rescission.....................................   14
                  (h). Priority in Demand Registrations.................................................   15
                  (i). Additional Demand Registration...................................................   15
         5.2. Piggyback Registrations...................................................................   15
                  (a). Right to Piggyback...............................................................   15
                  (b). Priority in Piggyback Registrations..............................................   16
                  (c). Other Registrations..............................................................   16
         5.3. Registration Procedures...................................................................   17
         5.4. Selection of Underwriters.................................................................   20
                  (a). Demand Registrations.............................................................   20
                  (b). Piggyback Registrations..........................................................   21

                  (c). Holdback Agreements..............................................................  21
         5.5. Preparation: Reasonable Investigation.....................................................  22
         5.6. Indemnification...........................................................................  22
                  (a). Indemnification by the Company...................................................  22
                  (b). Indemnification by the Sellers...................................................  23
                  (c). Notices of Claims, etc...........................................................  23
                  (d). Other Indemnification............................................................  24
                  (e). Indemnification Payments.........................................................  24
                  (f). Contribution.....................................................................  24
         5.7. Registration Expenses.....................................................................  25
         5.8. Adjustments Effecting Registrable Securities..............................................  26
         5.9. Participation in Underwritten Registrations...............................................  26
         5.10. Rule 144.................................................................................  26
6. BASIC FINANCIAL INFORMATION OF THE COMPANY...........................................................  27
         6.1. Annual Report.............................................................................  27
         6.2. Quarterly Report..........................................................................  27
         6.3. Monthly Report............................................................................  28
         6.4. Business Plan and Operating Budget........................................................  28
7. TRANSFERABILITY OF SECURITIES; COMPLIANCE WITH SECURITIES ACT........................................  28
         7.1. Transferability...........................................................................  28
         7.2. Restrictive Legend........................................................................  28
         7.3. Notice of Proposed Transfers..............................................................  30
8. PREEMPTIVE RIGHTS....................................................................................  31
         8.1. Pro Rata Right............................................................................  31
         8.2. Definition of "New Securities"............................................................  31
         8.3. Required Notice...........................................................................  32
         8.4. Company's Right to Sell...................................................................  32
         8.5. Expiration of Right.......................................................................  32
9. RIGHT OF CO-SALE.....................................................................................  32
10. RIGHTS OF SUBSEQUENT REFUSAL........................................................................  33
         10.1. Investors and Founder....................................................................  33
         10.2. Company and Other Shareholders...........................................................  35
11. INDEMNIFICATION; REMEDIES...........................................................................  36
         11.1. Agreement of the Company to Indemnify....................................................  36
         11.2. Conditions of Indemnification............................................................  37
         11.3. Specific Performance.....................................................................  37
         11.4. Remedies Cumulative......................................................................  37
12. LIMITATION OF LIABILITY.............................................................................  37
13. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS............................................................  38
14. NOMINEES FOR BENEFICIAL OWNERS......................................................................  38
15. NOTICES.............................................................................................  38
16. ASSIGNMENT..........................................................................................  39
         16.1. Assignment of Registration Rights........................................................  39
         16.2. Assignment of Preemptive Rights, Rights of Subsequent Refusal and Co-Sale................  39
         16.3. Assignment of Rights by Company..........................................................  40
17. CONVERSION OF STOCK AT SG'S OPTION..................................................................  40

18. BINDING EFFECT.......................................................................................   40
19. DESCRIPTIVE HEADING..................................................................................   40
20. GOVERNING LAW........................................................................................   40
21. TERMINATION; RULE 144(K).............................................................................   40
22. SEVERABILITY.........................................................................................   41
23. COUNTERPARTS.........................................................................................   41
24. UNDERWRITING RIGHT OF FIRST OFFER....................................................................   41
         24.1. Right of First Offer......................................................................   41
         24.2. Right to Co-Manage........................................................................   41
         24.3. Ownership.................................................................................   41

             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
             ----------------------------------------------------

     THIS THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Agreement") dated as of August 13, 1999 among ONESOFT CORPORATION, a Delaware corporation (the "Company"), the entities and individuals listed on the "Schedule of Investors" attached hereto as Schedule A, the Series A Preferred Stock Holders
                              ----------
and Series B Preferred Stock Holders listed on Schedule B attached hereto, James
                                               ----------
W. MacIntyre, IV, and the other Common Stockholders also listed on Schedule B
                                                                   ----------
attached hereto (the "Common Stockholders").

1.   BACKGROUND.

     The Company, BWSF, SG, RRH (each as defined below) and certain of the Common Stockholders are parties to a Second Amended and Restated Investor Rights Agreement dated as of February 26, 1999 (the "Prior Agreement"). The Company and the Initial Investors and Additional Investors (each as defined below)in the Company's Series C Preferred Stock (as defined below) are parties to a Stock Purchase Agreement for the purchase and sale of shares of Series C Preferred Stock of the Company of even date herewith (the "Series C Preferred Stock Purchase Agreement"), the Company, SG and RRH are parties to a Stock Purchase Agreement for the purchase and sale of shares of Series B Preferred Stock of the Company dated as of February 26, 1999 (the "Series B Preferred Stock Purchase Agreement"), the Company and SG are parties to a Stock Purchase Agreement for the purchase and sale of certain shares of Series A Preferred Stock of the Company dated as of June 11, 1998 (the "Series A Preferred Stock Purchase Agreement"), and the Company and BWSF are parties to a Stock Purchase Agreement dated as of November 14, 1997, and amended as of March 13, 1998 and as of June 9, 1998 (the "BWSF Stock Purchase Agreement"). In order to induce the Initial Investors and the Additional Investors to enter into the Series C Preferred Stock Purchase Agreement, the parties to this Agreement hereby amend and restate the Prior Agreement as set forth in this Agreement.

2.   DEFINITIONS.

     As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Additional Investors:  As defined in the Series C Preferred Stock Purchase
     --------------------
     Agreement and as set forth in the amended "Schedule of Investors" attached hereto.

     Affiliate:  As defined in Rule 405 under the Securities Act.
     ---------

     Appraiser:  As defined in Section 10.2(c).
     ---------                 ----------------

     Authorized Transfer:  (a) If a stockholder of the Company (a "Stockholder")
     -------------------
     is an individual, a pledge of Securities, a gift of Securities or a transfer of Securities without consideration by such Stockholder, to or for the benefit of any members of the Immediate Family of such Stockholder or to any personal trust in which such Stockholder or any of such members retains the entire beneficial interest, (b) if a Stockholder is a partnership, corporation or limited liability company, a pledge of Securities or a distribution or transfer of Securities by such Stockholder to its affiliates, stockholders, partners or members or managing directors of its members, as applicable, without consideration or at cost, and (c), notwithstanding the provisions of the Stockholders Agreement, if a Stockholder is an employee or former employee of the Company, a transfer or sale of Securities to current employees of the Company (individually, each transferee described in (a), (b) and (c) above, an "Authorized Transferee"), in each case provided that, prior to such pledge, gift, distribution or transfer, such Authorized Transferee agrees in writing to be bound by this Agreement.

     Authorized Transferee:  As defined in the definition of Authorized
     ---------------------
     Transfer.

     BTIP:  BT Investment Partners, Inc., a Delaware corporation.
     ----

     Business:  The development and licensing of Internet-enabled customer and
     --------
     constituent interaction software products, and the provision of services related to such software including: customization, training, integration, and outsourced operations.

     Board of Directors:  The board of directors of the Company.
     -------- ---------

     BWSF:  Blue Water Strategic Fund I, L.L.C., a Delaware limited liability
     ----
     company.

     BWSF Observer:  As defined in Section 3.2.
     -------------                 ------------

     BWSF Preferred Director:  As defined in Section 3.1.
     -----------------------                 ------------

     BWSF Stock Purchase Agreement:  As defined in Section 1.
     -----------------------------                 ----------

     Claims:  All demands, claims, actions or causes of action, assessments,
     ------
     losses, damages (including, without limitation, diminution in value), liabilities, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and disbursements.

     Commission:  The Securities and Exchange Commission or any other Federal
     ----------
     agency at the time administering the Securities Act.

     Common Directors:  As defined in Section 3.1 of this Agreement.
     ----------------

     Common Stock:  The authorized common stock, $.001 par value per share, of
     ------------
     the Company.

     Company's Notice:  As defined in Section 10.2(a).
     ----------------                 ----------------

     Company:  As defined in the introductory paragraph of this Agreement.
     -------

     Competitors:  Any Person, firm or entity regularly engaged in any material
     -----------
     Business of the Company or any Affiliate of such Person, firm or entity, as determined in good faith by the Board of Directors.

     Confidential Information:  Any confidential, proprietary or secret
     ------------------------
     information which an Investor may obtain from the Company, and which is prominently marked "confidential," "proprietary" or "secret," including but not limited to financial statements, reports and other materials submitted by the Company prior to the date hereof or as required hereunder, or pursuant to visitation or inspection rights granted hereunder.

     Co-sale Notice:  As defined in Section 9.
     --------------                 ----------

     Demand Registration:  As defined in Section 5.l(a).
     -------------------                 --------------

     Environmental Laws:  Any Laws (including, without limitation, the
     ------------------
     Comprehensive Environmental Response, Compensation, and Liability Act), including any plans, other criteria, or guidelines promulgated pursuant to such Laws, now or hereafter in effect relating to Hazardous Materials generation, production, use, storage, treatment, transportation or disposal, or noise control, or the protection of human health or the environment.

     Exchange Act:  The Securities Exchange Act of 1934, as amended, or any
     ------------
     successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar federal statute.

     Fair Market Value:  With respect to the Company, the price which a willing
     -----------------
     buyer would pay to a willing seller for (a) all of the assets and liabilities of the Company, or (b) all of the outstanding stock of the Company, with both the buyer and seller being fully informed and neither being under a compulsion to buy or sell, as the case may be.

     Founder:  James W. MacIntyre, IV.
     -------

     Founder Shares:  Shares of capital stock of the Company held by the Founder
     --------------
     or his Authorized Transferees.

     Founder Observers:  As defined in Section 3.2.
     -----------------                 ------------

     GEPT:  General Electric Pension Trust, a _______________.

     GEPT Observer:  As defined in Section 3.2.
     -------------                 ------------

     Hazardous Materials:  Any wastes, substances or materials (whether solids,
     -------------------
     liquids or gases) that are deemed hazardous, toxic, pollutants or contaminants, including, without limitation, substances defined as "hazardous wastes," "hazardous substances," "toxic substances," "radioactive materials," or other similar designations in, or otherwise subject to regulation under, any Environmental Laws, "Hazardous Materials" includes polychlorinated biphenyls (PCBs), asbestos, lead-based paints, and petroleum and petroleum products (including, without limitation, crude oil or any fraction thereof).

     Immediate Family:  A parent, spouse, and natural or lawfully adopted
     ----------------
     children.

     Information:  As defined in Section 5.3(j).
     -----------                 ---------------

     Initial Investors:  As defined in the Series C Preferred Stock Purchase
     -----------------
     Agreement and as set forth in the "Schedule of Investors" attached hereto.

     Inspectors:  As defined in Section 5.3(j).
     ----------                 ---------------

     Intellectual Property:  All franchises, patents, patent applications,
     ---------------------
     trademarks, service marks, trade names, trade styles, brands, private labels, copyrights, know-how, computer software, industrial designs and drawings and general intangibles of a like nature, trade secrets, licenses, and rights and filings with respect to the foregoing, and all reissues, extensions and renewals thereof.

     Investors' Counsel:  As defined in Section 5.3(b).
     ------------------                 ---------------

     Investors:  BWSF, SG, RRH, the Initial Investors, the Additional Investors
     ---------
     and their respective Authorized Transferees.

     Investor Indemnified Persons:  Each Investor and its Affiliates, employees,
     ----------------------------
     representatives, agents, members, partners, officers and directors.

     Laws:  All foreign, federal, state and local statutes, laws, ordinances,
     ----
     regulations, rules, resolutions, orders, determinations, writs, injunctions, awards (including, without limitation, awards of any arbitrator), judgments and decrees applicable to the specified persons or entities and to the businesses and assets thereof (including, without limitation, laws relating to securities registration and regulation; the sale, leasing, ownership or management of real property; employment practices, terms and conditions, and wages and hours; building standards, land use and zoning; safety, health and fire prevention; and environmental protection, including Environmental Laws).

     Limited Securities:  The securities of the Company required to bear the
     ------------------
     legend set forth in Section 7.1.
                         ------------

     Long-form Registration:  As defined in Section 5.1(a).
     ----------------------                 ---------------

     Material Adverse Effect:  A material adverse effect on the business,
     -----------------------
     operations, assets, liabilities, condition (financial or otherwise) or prospects of the Company and the Subsidiaries, taken as a whole.

     NASD:  The National Association of Securities Dealers, Inc. or any similar
     ----
     successor organization.

     Nasdaq:  The Nasdaq Stock Market or the Nasdaq National Market System.
     ------

     New Securities:  As defined in Section 8.2.
     --------------                 ------------

     Non-affiliated Director:  A member of the Board of Directors of the Company
     -----------------------
     who is neither an officer nor an employee of the Company, nor an Affiliate of any officer or employee of the Company.

     Offered Shares:  As defined in Section 10.2(a).
     --------------                 ---------------

     Other Shares:  At any time those shares of Common Stock which do not
     ------------
     constitute Primary Shares or Registrable Securities.

     Participation Notice:  As defined in Section 9.
     --------------------                 ---------

     Person:  A corporation, limited liability company, association,
     ------
     partnership, organization, business, natural person, estate, governmental or political subdivision or governmental agency.

     Piggyback Registration:  As defined in Section 5.2(a).
     ----------------------                 ---------------

     Preferred Directors:  As defined in Section 3.1 of this Agreement.
     -------------------                 -----------

     Primary Shares:  Authorized but unissued shares of Common Stock.
     --------------

     Proposed Transferee:  Any Person, firm or entity to which a holder of
     -------------------
     shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock intends to transfer some or all of such shares, except as part of an Underwritten Offering or an Authorized Transfer.

     Pro Rata Share:  As defined in Section 8.1.
     --------------                 ------------

     Qualified Public Offering:  As defined in Section 8.5.
     -------------------------                 ------------

     QuestMark:  QuestMark Partners, L.P., a Delaware limited partnership.
     ---------

     QuestMark Observer:  As defined in Section 3.2.
     ------------------                 ------------

     QuestMark Preferred Director:  As defined in Section 3.1.
     ----------------------------                 ------------

     Records:  As defined in Section 5.3(j).
     -------                 ---------------

     Register, Registered, and Registration:  The terms "register", "registered"
     --------------------------------------
     and "registration" refer to a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     Registrable Securities:  At any time, with respect to any Investor or the
     ----------------------
     Founder, the shares of Common Stock held (or to be held upon conversion of any Preferred Stock) by such Investor or the Founder, its or his heirs, legatees, successors or assigns, that constitute Restricted Securities.

     Registration Expenses:  As defined in Section 5.7 of this Agreement.
     ---------------------                 -----------

     Restricted Securities:  At any time, with respect to any Investor or the
     ---------------------
     Founder, the shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock of the Company held by such Investor or the Founder from time to time, any shares of Common Stock issued or issuable upon conversion thereof, any shares or other securities received in respect thereof, and any other shares of Common Stock held by such Investor or the Founder, which are held by such Investor or the Founder, its or his successors or assigns, and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

     RRH:  Rader Reinfrank Holdings No. 2, a California general partnership.
     ---

     RRH Observer:  As defined in Section 3.2.
     ------------                 -----------

     RRH Preferred Director:  As defined in Section 3.1.
     ----------------------                 -----------

     Riggs:  Riggs Capital Partners, a _____________ partnership.
     -----

     Rule 144:  Rule 144 under the Securities Act, as such rule may be amended
     --------
     from time to time, or any similar rule or regulation hereafter adopted by the Commission.

     SBA:  The United States Small Business Administration and any successor
     ---
     agency thereto.

     SBIA:  The Small Business Investment Act of 1958 and the regulations
     ----
     thereunder.

     SBIC:  A Small Business Investment Company licensed by the SBA under the
     ----
     SBIA.

     Securities:  As defined in Section 9.
     ----------                 ---------

     Securities Act:  The Securities Act of 1933, as amended, or any similar
     --------------
     federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar federal statute.

     Series A Preferred Stock:  The authorized Series A Convertible Preferred
     ------------------------
     Stock, having a par value of $.001 per share, of the Company.

     Series B Preferred Stock:  The authorized Series B Convertible Preferred
     ------------------------
     Stock, having a par value of $.001 per share, of the Company.

     Series C Preferred Stock:  The authorized Series C Convertible Preferred
     ------------------------
     Stock, having a par value of $.001 per share, of the Company.

     Series A Preferred Stock Purchase Agreement:  As defined in Section 1.
     -------------------------------------------                 ---------

     Series B Preferred Stock Purchase Agreement:  As defined in Section 1.
     -------------------------------------------                 ---------

     Series C Preferred Stock Purchase Agreement:  As defined in Section 1
     -------------------------------------------                 ---------

     SG:  SGC Partners II LLC, a Delaware limited liability company.
     --

     SG Observer:  As defined in Section 3.2.
     -----------                 -----------

     SG Preferred Director:  As defined in Section 3.1.
     ---------------------                 -----------

     SGC:  SG Cowen & Company, Inc.
     ---

     Short-form Registration:  As defined in Section 5.1(a).
     -----------------------                 --------------

     Stock Purchase Agreement or Stock Purchase Agreements:  collectively, the
     -----------------------------------------------------
     BWSF Stock Purchase Agreement, the Series A Preferred Stock Purchase Agreement, the Series B Preferred Stock Purchase Agreement and the Series C Preferred Stock Purchase Agreement.

     Stockholders Agreement:  That certain Amended and Restated Stockholders'
     ----------------------
     and Voting Agreement dated as of January 6, 1997, and amended and restated as of April 3, 1997, among the Company and the other signatories thereto.

     Subscription Price:  The amount payable to the Company in consideration of
     ------------------
     the initial issuance of the Registrable Securities or the securities from which the Registrable Securities were issued, whether by way of conversion, exercise, stock dividend, stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

     Subsidiaries:  The subsidiaries of the Company all of which are listed in
     ------------
     Exhibit B of the Series C Preferred Stock Purchase Agreement.
     ---------

     Substantial Holder:  (i) Any holder of any Series A Preferred Stock, Series
     ------------------
     B Preferred Stock or Series C Preferred Stock which, when added to Common Stock held by each such holder and such holder's Authorized Transferees and Affiliates, is convertible into at least three percent (3%) of the outstanding Common Stock on a fully-converted and fully-diluted basis or any holder of any Common Stock which, when added to Preferred Stock held by each such holder, constitutes at least three percent (3%) of the outstanding Common Stock on a fully-converted and fully-diluted basis; provided, however, that in the cases BWSF, SG, RRH, QuestMark and GEPT, each of them shall also be deemed to be a Substantial Holder if and so long as it, together with its Authorized Transferees and Affiliates, continues to hold capital stock of the Company which, on a fully-converted and fully-diluted basis, is at least equal to one-half (1/2) of the capital stock which such holder and its Authorized Transferees and Affiliates held on the date hereof, inclusive of any Series C Preferred Stock being acquired by it under the Series C Preferred Stock Purchase Agreement; (ii) BTIP and Riggs, solely for the purposes of Sections 6, 8, 9 and 10 of this Agreement, so long as each holder, together with its Authorized Transferees and Affiliates, continues to hold capital stock of the Company which, on a fully-converted and fully-diluted basis, is at least equal to one-half (1/2) of the capital stock which each holder and its Authorized Transferees and Affiliates held on the date hereof, inclusive of any Series C Preferred Stock being acquired by each holder under the Series C Preferred Stock Purchase Agreement; and (iii) the Founder, so long as the Common Stock or options to purchase Common Stock held by him or his Authorized Transferees and Affiliates constitutes at least three percent (3%) of the outstanding Common Stock on a fully-converted and fully-diluted basis.

     Underwriters:  As defined in Section 5.4.
     ------------                 -----------

     Underwritten Registration or Underwritten Offering:  A registration in
     -------------------------    ---------------------
     which securities of the Company are sold pursuant to a firm commitment underwriting.

3.   BOARD REPRESENTATION

     3.1. Representation on the Board of Directors.
          ----------------------------------------

     The Company shall cause the Board of Directors of the Company to consist of nine (9) members, as follows: (a) two (2) members, one (1) of each of whom shall be nominated by BWSF and SG for so long as each such holder is a Substantial Holder (and who initially shall be Henry Barratt for BWSF and Justin Hall-Tipping for SG) or, if BWSF or SG is not a Substantial Holder, as the case may be, then such director shall be nominated by the holders of the Series A Preferred Stock and elected by a majority vote of the holders of Series A Preferred Stock, voting separately as a class (the "BWSF Preferred Director" and the "SG Preferred Director", respectively); (b) one (1) member who shall be nominated by RRH (and who shall initially be Stephen Rader) or, if RRH is not a Substantial Holder, then such director shall be nominated by the holders of Series B Preferred Stock and elected by a majority vote of the holders of Series B Preferred Stock, voting separately as a class (the "RRH Preferred Director");
(c) one (1) member who shall be nominated by QuestMark (and who shall initially be Thomas R. Hitchner) or, if QuestMark is not a Substantial Holder, then such director shall be nominated by the holders of Series C Preferred Stock and elected by a majority vote of the holders of Series C Preferred Stock, voting separately as a class (the "QuestMark Preferred Director", together with the BWSF Preferred Director, the SG Preferred Director and the RRH Preferred Director, the "Preferred Directors"); (d) four (4) members who shall be nominated by the Founder and elected by a majority vote of the holders of Common Stock, voting separately as a class, one (1) of whom shall be a Non-Affiliated Director (three (3) of whom initially shall be the Founder and Jeffrey MacIntyre, each an employee of the Company, and Carlos Cisneros, as the Non-Affiliated Director) (collectively, the "Common Directors"); and (e) one director who shall be a Non-affiliated Director and who shall be nominated by the Board of Directors other than such director and shall be elected by a majority vote of the stockholders entitled to vote for the election of directors (and who initially shall be A. Douglas Peabody). In the event of the death, resignation, or removal of any BWSF Preferred Director or SG Preferred Director, the successor thereto as a director shall be nominated and elected in the manner set forth above; provided that, in the case the BWSF Director, if there is only one Substantial Holder or no Substantial Holders of Series A Preferred Stock, or, in the case of the SG Preferred Director, if there is only one Substantial Holder or no Substantial Holders of Series A Preferred Stock, or, in the case of the RRH Director, if there are no Substantial Holders of Series B Preferred Stock, or, in the case of the QuestMark Director, if there are no Substantial Holders of Series C Preferred Stock, then such director shall be subject to removal by the Founder, if the Founder at such time is associated with the Company as an officer, director or Substantial Holder or, if not, such removal may be effected by a majority of the directors then serving other than the director who is subject to such removal, and such director's successor shall be nominated and elected as an additional Non-affiliated Director pursuant to clause (e) above. The Stockholders Agreement is hereby amended by deleting
Section 6 thereof in its entirety.

     3.2. Observers.
          ---------

     BWSF, for so long as it is a Substantial Holder and holds any Series A Preferred Stock, SG, for so long as it is a Substantial Holder and holds any Series A Preferred Stock or Series B Preferred Stock, RRH, for so long as RRH is a Substantial Holder and holds any Series B Preferred Stock, QuestMark, for so long as QuestMark is a Substantial Holder and holds any Series C Preferred Stock, and GEPT, for so long as GEPT is a Substantial Holder and holds any Series C Preferred Stock, may each from time to time appoint a representative to attend meetings of the Board of Directors of the Company or any committee thereof as an observer (the "BWSF Observer", the "SG Observer", the "RRH Observer", the "QuestMark Observer" and the "GEPT Observer", respectively). Neither the holders of the Series A Preferred Stock, the holders of Series B Preferred Stock, the holders of Series C Preferred Stock, the BWSF Observer, the SG Observer, the RRH Observer, the QuestMark Observer nor the GEPT Observer, however, shall have any duties, responsibilities or liability by virtue of attendance at such meetings or the failure to attend the same. The parties agree that the Founder shall be entitled to appoint observers to attend meetings of the Board of Directors of the Company or any committee thereof as he deems appropriate (the "Founder Observers") which Founder Observers shall not have any duties, responsibilities or liability by virtue of attendance at such meetings or the failure to attend the same.

     3.3. Expenses.
          --------

     The Company shall reimburse all directors for all reasonable expenses incurred in connection with their attendance at meetings of the Board of Directors, including without limitation reasonable and necessary travel and living expenses. The Preferred Directors and Non-affiliated Director(s) additionally shall be entitled to receive such compensation as shall be paid to the directors of the Company who are not also officers of the Company for their attendance at meetings of the Board of Directors.

     3.4. Confidentiality.
          ---------------

     The BWSF Observer, the SG Observer, the RRH Observer, the QuestMark Observer, the GEPT Observer and the Founder Observers shall be bound, as representatives of the Company, by all existing nondisclosure agreements, a list of which is attached hereto as Schedule C and all future nondisclosure
                               ----------
agreements entered into by the Company in good faith, provided that such agreements are not entered into for the purpose of limiting the Investors in the exercise of their rights granted pursuant to this Agreement, the SG Series A Preferred Stock Purchase Agreement, the Series B Preferred Stock Purchase Agreement, the Series C Preferred Stock Purchase Agreement or the BWSF Stock Purchase Agreement.

4.   ADDITIONAL UNDERTAKINGS AND COVENANTS.

     The Investors and the Company hereby covenant and agree with each other as follows:

     4.1. Maintenance of Corporate Status.
          -------------------------------

     The Company shall maintain, and shall cause its Subsidiaries to maintain, their corporate existence in good standing in the jurisdictions where they are respectively incorporated and shall remain, and cause its Subsidiaries to remain, qualified as foreign corporations in good standing in all other jurisdictions where they are respectively required to be qualified, except where any failure so to maintain or remain will not have a Material Adverse Effect.

     4.2. Accounts and Records.
          --------------------

     The Company shall establish and maintain, and shall cause its Subsidiaries to establish and maintain, true, correct and complete financial accounts and records in conformity with generally accepted accounting principles furnished pursuant to Section 6 of this Agreement.
            ---------

     4.3. Litigation.
          ----------

     The Company shall promptly notify the Investors in writing of all litigation and all proceedings before any governmental or regulatory body to which it or any of its Subsidiaries is a party as a result of which (i) damages are sought against the Company or any of its Subsidiaries at law of $50,000 or more, or (ii) an equitable remedy is sought against the Company or any of its Subsidiaries, the impact of which would have a Material Adverse Effect.

     4.4. Compliance with Law: No Infringement.
          ------------------------------------

     The Company shall comply, and shall cause its Subsidiaries to comply, with the provisions of all applicable Laws, except where the failure to comply will not have a Material Adverse Effect, and shall not engage in any activities which to the Company's knowledge, after the exercise of reasonable diligence, infringe upon the Intellectual Property rights of any other person, corporation, partnership or other entity.

     4.5. Disclosure of Information by the Investors.
          ------------------------------------------

     The Company consents to disclosure by the Investors of any information with respect to the Company and any of its Subsidiaries which is not Confidential Information or a trade secret of the Company or any of its Subsidiaries, including financial information, to the members, partners, advisory board members, stockholders or advisers of the Investors, and to any permitted transferee of the Restricted Securities; provided that the Investors use reasonable efforts to avoid disclosure of financial or other information (other than in a summary format) to anyone other than such persons, including but not limited to Competitors or customers of the Company.

     4.6. Maintenance of Properties.
          -------------------------

     (a) The Company shall maintain, and shall cause its Subsidiaries to maintain, all real and tangible personal property owned and used in the business of the Company in good condition excepting ordinary wear and tear, and shall make all such repairs, renewals, replacements, additions, and improvements to such properties as are necessary or appropriate and in the case of leased property, shall maintain such property in substantial compliance with the terms of the lease.

     (b) The Company shall use its reasonable best efforts to maintain, and shall cause its Subsidiaries to use their reasonable best efforts to maintain, all Intellectual Property owned or held by the Company or its Subsidiaries or thereafter owned or held by the Company or its Subsidiaries in full force and effect in the United States of America and in such other countries in which the Company or its Subsidiaries shall engage in business, the maintenance of which is necessary for the

Company to conduct its Business or the failure to maintain which would have a Material Adverse Effect, including but not limited to: (i) the execution by future employees, officers, and independent contractors materially engaged in providing services related to the Business of the Company or its Subsidiaries of confidentiality and nondisclosure agreements or acknowledgments, and Intellectual Property assignment agreements; (ii) the prosecution of applications to register or perfect rights or claims in and to any such Intellectual Property; (iii) the registration of license agreements; (iv) the timely filing of affidavits of use, renewals or other maintenance filings; and
(v) the timely payment of filing and maintenance fees. The Company shall use its reasonable best efforts not, and shall use its reasonable best efforts to cause its Subsidiaries not, to: (i) abandon or let lapse or pass to the public domain any of the Intellectual Property owned or held by the Company or any Subsidiary or hereafter owned or held by the Company or its Subsidiaries except where such abandonment or lapsing or passing to public domain would not have a Material Adverse Effect; (ii) encumber or license others to use the Intellectual Property rights owned by it except in the ordinary course of business or except where such encumbrance or license would not have a Material Adverse Effect; and (iii) fail to maintain the confidentiality and trade secret status of all Intellectual Property except to the extent that such disclosure is necessary to obtain copyright or trademark or patents or except under the protection of a confidentiality and nondisclosure agreement in the exercise of prudent business judgment.

     4.7. Insurance.
          ---------

     The Company shall maintain, and shall cause its Subsidiaries to maintain, with financially sound and reputable insurers having a Best rating of "B" or better, insurance with respect to its assets, properties and business against such casualties and contingencies and in such types and amounts as would be deemed necessary or advisable by prudent persons engaged in similar businesses. A schedule of insurance specifying risks covered, the amounts of coverage, the names of insurers, and the costs of such insurance is set forth in Section 5.22
                                                                   ------------
of the Schedule of Exceptions of the Series C Preferred Stock Purchase Agreement. Upon the request of the Investors from time to time, the Company shall promptly supplement such schedule to reflect any change in insurance coverage.

     4.8. Change in Operations.
          --------------------

     Except as authorized by the Board of Directors, the Company shall not, and shall not permit the Subsidiaries to, substantially change the type of operations currently contemplated by the Company and its Subsidiaries or enter into, by internal expansion or by any form of acquisition, any line of business not directly related to the type of operations currently contemplated by the Company and its Subsidiaries.

     4.9. Defaults and Breaches Under Other Contracts.
          -------------------------------------------

     With respect to each contract listed in Section 5.17 of the Schedule of
                                             ------------
Exceptions of the Series C Preferred Stock Purchase Agreement, the Company shall not permit to exist any material default or breach by the Company or any of its Subsidiaries of any contract provision beyond any reasonable period of grace provided for in such contract if such breach or default would, insofar as can be reasonably foreseen, result in an amount in excess of $25,000 becoming due and payable by the Company prior to its stated maturity; provided, however, that the existence of any default or breach may be contested in good faith by the Company by appropriate proceedings.

     4.10.  Investments.
            -----------

     The Company shall not, and shall not permit its Subsidiaries to, invest in or otherwise divert any of the funds of the Company or any Subsidiary to any individual, corporation, or business entity, except in the ordinary course of business and consistent with prudent business practices which includes, but is not limited to, investment in joint venture opportunities and the creation and maintenance of new subsidiaries; provided, however, that any investment in joint venture opportunities or creation of new subsidiaries shall be subject to prior approval of the Board of Directors.

     4.11.  Liens and Encumbrances.
            ----------------------

     Except as approved by the Board of Directors, the Company shall not create, incur, assume, or suffer to exist, and shall cause its Subsidiaries not to create, incur, assume or suffer to exist, any material encumbrance of any kind on the Company's or its Subsidiaries' assets or properties now owned or hereafter acquired, other than those encumbrances incurred in the ordinary course of business or otherwise identified in this Agreement or the Stock Purchase Agreements; provided further that under no circumstances shall the Board of Directors, without the approval of the Preferred Directors approve a material encumbrance of any kind on the Company's or its Subsidiaries' assets or properties now owned or hereafter acquired, unless such encumbrance secures a loan from an unrelated third party institutional lender, which loan shall not have any attached warrants or other equity features.

     4.12.  Guarantees and Loans.
            --------------------

     Except as approved by the Board of Directors, the Company shall not, and shall cause its Subsidiaries not to, guarantee or endorse an obligation of, or make an advance or loan to, any individual, corporation, or other business entity, or assume any contingent liability, except for (a) the endorsement of negotiable instruments for deposit or collection in the ordinary course of business, (b) the advancement of travel expenses and relocation costs, (c) intercompany transactions (e.g., loans to Subsidiaries) or (d) payments or other obligations in the ordinary course of business and consistent with prudent business practices, which shall include, but is not limited to obligations of joint ventures in which the Company has an interest.

     4.13.  Affiliate Transactions.
            ----------------------

     Except as unanimously approved by the Board of Directors, the Company shall not, and shall cause its Subsidiaries not to, purchase, rent or lease property or assets from, or sell, transfer or dispose of any assets, including, but not limited to, Intellectual Property, or properties (regardless of whether in the ordinary course of business or not) to any Affiliate of the Company (other than any Subsidiary) or any current or former officer, director, or employee of the Company or any Subsidiary, or any Affiliate of any of them.

     4.14.  SBA Forms.
            ---------

     The Company will, upon the request of SG, complete, execute (where applicable) and deliver to SG, SBA Forms 480, 652 and 1031.

5.   REGISTRATION UNDER SECURITIES ACT, ETC.

     5.1. Registration on Request.
          -----------------------

          (a)  Request.

          Upon the written request of the holders of at least the applicable minimum aggregate amount of Registrable Securities as provided in Section
                                                                  -------
5.1(e), requesting that the Company effect the registration under the Securities
------
Act of the public offering and sale thereof, on Form S-l or any similar long-form registration (a "Long-form Registration") or on Form S-3 or any successor form thereto (a "Short-form Registration"), if available, the Company shall promptly give written notice of such requested registration to all holders of record of Registrable Securities and shall promptly use its reasonable best efforts to effect, as promptly as practicable, such registration under the Securities Act of:

          (i) the Registrable Securities which the Company has been so requested to register by such holders, and

          (ii) all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company within thirty (30) days after the giving of such written notice by the Company, all to the extent requisite to permit the disposition of the Registrable Securities so to be registered.

All registrations requested pursuant to this Section 5.1(a) are referred to
                                             --------------
herein as "Demand Registrations".

          (b)  Long-form Registrations.

          The holders of Registrable Securities are entitled to request two (2) Long-form Registrations, which shall be an underwritten registration. A requested Short-form Registration on Form S-3 or any successor form in compliance with Section 5.l(c) shall not be deemed to be a registration
                -------------
statement requested pursuant to this Section 5.1(b), but shall otherwise be
                                     --------------
treated as a registration initiated pursuant to and shall, except as otherwise expressly provided in Section 5.1(c), be subject to this Section 5.1.
                      --------------                     -----------

          (c)  Short-form Registrations.

          In addition to the Long-form Registrations provided for in Section
                                                                     -------
5.1(b), the holders of Registrable Securities are entitled to request four (4)
------
(or, if the holders of Registrable Securities, after all such four (4) registrations have been requested and effected, have not yet requested a Long-form Registration, five (5) Short-form Registrations) if and at such times as the Company qualifies for the use of such form. Demand Registrations shall be Short-form Registrations whenever the Company is eligible to use any applicable short form for registrations. The Company shall use its reasonable best efforts to be and remain eligible to use Short-form Registrations for registered sales of Registrable Securities.

          (d) Registration of Other Securities.

          Subject to the provisions of Section 5.2, whenever the Company shall
                                       -----------
effect a registration pursuant to this Section 5.1 in connection with an
                                       -----------
offering by one or more holders of Registrable Securities, no securities other than Registrable Securities shall be included among the securities covered by such registration, unless (i) in the case of an underwritten offering, the managing underwriter of such offering shall have advised such holders of such Registrable Securities in writing that the inclusion of such other securities would not adversely affect such offering, or (ii) such holders of such Registrable Securities shall have consented in writing to the inclusion of such other securities. Any persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense shall pay their proportionate shares of the Registration Expenses, as provided in
Section 5.7.
-----------

          (e) Restrictions on Demand Registrations.

          The Company shall not be obligated to effect any Demand Registration
(i) within one hundred eighty (180) days after the effective date of a previous registration, if the gross proceeds to the Company from such previous registration were at least twenty million dollars ($20,000,000), (ii) within ninety (90) days after the effective date of any prior Demand Registration or Piggyback Registration (as hereinafter defined), or (iii) prior to the earlier of (x) December 31, 2001, and (y) one hundred eighty (180) days after the effective date of the Company's initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act. The Company shall not be obligated to effect any Demand Registration unless the holders of a majority of the shares of Common Stock issuable upon conversion of Registrable Securities request such Demand Registration. The Company may delay the filing or effectiveness of any Demand Registration statement for a period of not less than ninety (90) days and not to exceed one hundred eighty (180) days after the date of a request for registration pursuant to this Section 5.1 if (i) at the
                                                    -----------
time of such request the Company is engaged, or has fixed plans to engage within sixty (60) days after the time of such request, in a firm commitment underwritten public offering in which the holders of Registrable Securities may include Registrable Securities pursuant to Section 5.2 below, or (ii) the
                                           -----------
Company shall furnish to the holders requesting registration pursuant to this
Section 5.1 a certificate signed by the President of the Company stating that,
-----------
in the good faith judgment of the Board of Directors of the Company, and with the concurrence of the investment banking firm acting as financial advisor to the Company, if any, that is currently being retained by the Company, it would be materially detrimental to the Company and the Stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement (provided that the Company may not utilize the rights set forth in this Section 5.1(e) more than once in any twelve (12)
                             -------------
month period and in the event the Company does utilize such right, the holders of Registrable Securities requesting such registration shall be entitled to withdraw such request and, if such request is withdrawn, such registration shall not count as a registration pursuant to this Section 5.1 and the holders of
                                             -----------
Registrable Securities requesting such registration shall have no obligation to reimburse the Company for the Company's expenses in connection with such rescinded registration). The Company shall not be required to effect any Demand Registration after the seventh (7th) anniversary of the Initial Closing Date under the Stock Purchase Agreement and the Demand Registration rights of any holder of Registrable Securities shall terminate at such time as such holder is able to sell all of such Registrable Securities under Rule 144 within a period of ninety (90) days.

          (f)  Restrictions on Long-form Registrations.

          The Company shall not be obligated to effect any Long-form Registration under the Securities Act except in accordance with the following provisions:

               (A) the Company shall not be obligated to file (1) more than two
(2) Long-form Registrations initiated pursuant to Section 5.1(b) which becomes
                                                  --------------
effective, or (2) any registration statement during any period in which any other registration statement pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior one hundred eighty (180) days; and

               (B) the Company shall not be obligated to effect any Long-form Registration if the anticipated gross proceeds are expected to be less than twenty-five million dollars ($25,000,000).

          (g). Restrictions on Short-form Registrations.

          The Company shall not be obligated to effect any Short-form Registration under the Securities Act if the anticipated gross proceeds with respect to the Registrable Securities included in such registration statement are expected to be less than five million dollars ($5,000,000).

          (h)  Other Registration Rights.

          Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the holders of a majority of the shares of Common Stock into which the shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are convertible and the shares of Common Stock held by the Founder, acting together as a single class; provided that the Company may grant rights to other Persons so long as such rights are junior to the rights of the holders of Registrable Securities.

          (i) Effective Registration Statement; Rescission.

          A Demand Registration pursuant to this Section 5.1 shall not be deemed
                                                 -----------
to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after it has become effective, such registration is precluded from effectiveness by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by the holders requesting such registration. A requested Demand Registration under this Section 5.1 may be rescinded by written notice to the Company by the
     -----------
holders requesting such registration and such rescinded registration shall not count as a registration statement initiated pursuant to this Section 5.1, but if
                                                             -----------
no event has occurred following the exercise of such Demand Registration right (and prior to such written notice of rescission) which may cause a material reduction in the Fair Market Value of the Company and the demanded registration was a Long-form Registration, then in order for such rescinded registration not to count as a registration statement initiated pursuant to this Section 5.1 the
                                                                -----------
holders who requested such rescission must reimburse the Company for fifty percent (50%) of all Registration Expenses incurred by the Company in connection with such withdrawn Demand Registration. Notwithstanding the foregoing, any requested Demand Registration under this Section 5.1 which is rescinded after
                                         -----------
the receipt by the Company of comments from the Commission on the applicable registration statement shall count as a registration statement initiated pursuant to this Section 5.1.
                 -----------

          (j)  Priority in Demand Registrations.

          With respect to any registration pursuant to this Section 5.1, the
                                                            -----------
Company may include in such registration any Primary Shares and/or Other Shares; provided that, in the event the registration is for an underwritten public
--------
offering, if the underwriter (or the managing underwriter on behalf of the underwriters, if there are more than a single underwriter) advises the Company that the inclusion of all Registrable Securities, Primary Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the numbers of Registrable Securities, Primary Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

               (i)   first, Registrable Securities, other than Founder Shares,
                     -----
and securities having registration rights on a par with Registrable Securities;

               (ii)  second, securities with registration rights junior to
                     ------
Registrable Securities but senior to Founder Shares, Primary Shares and Other Shares;

               (iii) third, Founder Shares;
                     -----

               (iv)  fourth, other Common Stock; and
                     ------

               (v)   fifth, Primary Shares.
                     -----

          (k)  Additional Demand Registration.

          Notwithstanding any other provision of this Section 5.1, at any time
                                                      -----------
or from time to time, if the Company effects the registration of less than all of the Registrable Securities requested to be registered pursuant to Section
                                                                     -------
5.1(a), the parties entitled to request a registration under Section 5.1(a)
------                                                       -------------
shall be entitled to request an additional registration pursuant to Section
                                                                    -------
5.1(a).  Any such registration which shall be requested, shall be effected in
------
all other respects in accordance with the terms of Section 5.1(a), and the
                                                   --------------
Company shall pay all customary Registration Expenses in connection with any such registration subject to the limitations set forth in Section 5.1(g) and
                                                          -------------
Section 5.7.  This provision shall apply successively in the event that any
-----------
holder of Registrable Securities shall continue to hold Registrable Securities solely as a result of Section 5.1(h).
                      --------------

     5.2. Piggyback Registrations.
          -----------------------

          (a)  Right to Piggyback.

          If the Company at any time proposes to register any of its securities under the Securities Act (other than registrations solely for the registration of shares in connection with an employee benefit plan or a merger or share exchange or consolidation and other than pursuant to Section 5.1), whether or
                                                     ------------
not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will at each such time give prompt written notice to all holders of Registrable Securities and all other holders of Common Stock not constituting Registrable Securities of its intention to do so and of such holders' rights under this Section 5.2. Upon the written request of any such
                           -----------
holder made within thirty (30) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder), the Company shall use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities and/or other Common Stock which the Company has been so requested to register by the holders thereof on the same terms and conditions as the securities otherwise being sold in such registration, to the extent requisite to permit the disposition of the Registrable Securities and/or other Common Stock so to be registered. No registration effected under this Section 5.2 shall relieve the Company of its
                                 -----------
obligation to effect any registration upon request under Section 5.1 above.  The
                                                         -----------
Piggyback Registration rights  under this Section 5.2 shall terminate at such
                                          -----------
time as the Demand Registration rights shall terminate under Section 5.1 above.
                                                             -----------

          (b) Priority in Piggyback Registrations.

          If (i) a registration pursuant to this Section 5.2 involves an
                                                 -----------
underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities and/or other Common Stock so requested to be registered for sale for the account of holders of Registrable Securities and/or other Common Stock are not also to be included in such underwritten offering (because the Company has not been requested so to include such Registrable Securities and/or other Common Stock pursuant to Section 5.4(b)) and (iii) the managing underwriter of such
                  -------------
underwritten offering shall inform the Company in writing of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering without adversely affecting the price to be received thereon, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account or all securities (other than Registrable Securities) proposed by the Company to be sold for the account of the holders thereof who requested and were entitled to have the Company use its reasonable best efforts to effect such registration, as the case may be; second, such Registrable Securities other than Founder Shares, and any securities having registration rights on a par with the Registrable Securities requested to be included in such registration pro rata on the basis
                                                         --------
of the number of shares of such Registrable Securities and other securities on a par with the Registrable Securities so proposed to be sold and so requested to be included; third, Founder Shares requested to be included in such registration; fourth, other Common Stock requested to be included in such registration; and, fifth, Primary Shares, if the Company has not undertaken such registration to sell securities for its own account in the first instance.

          (c)  Other Registrations.

          If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 5.1 or with respect to
                                              -----------
Registrable Securities and/or other Common Stock pursuant to this Section 5.2
                                                                  -----------
and, if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least three (3) months has elapsed from the effective date of such previous registration.

     5.3. Registration Procedures.
          -----------------------

          If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities and/or other Common Stock under the Securities Act as provided in Sections 5.1 or Section
                                                     ------------
5.2, the Company shall as expeditiously as possible:
---

          (a) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become and remain effective for a period of one hundred eighty (180) days or until all of such Registrable Securities and/ or other Common Stock have been disposed of (if earlier), provided that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

          (b) furnish, at least five (5) business days before filing a registration statement that registers such Registrable Securities and/or other Common Stock, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by a majority of the Substantial Holders who hold Registrable Securities to be included in such registration (the "Investors' Counsel"), copies of all such documents proposed to be filed, and shall not file any thereof to which such counsel shall have reasonably objected on the grounds that such registration statement, prospectus, amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules or regulations thereunder (it being understood that such five (5) business day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

          (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred eighty (180) days and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (d) notify in writing the Investors' Counsel promptly of the receipt by the Company of any notification with respect to (i) any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose, and (iii) the suspension of the qualification of such Registrable Securities and/ or other Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

          (e) furnish to each seller of Registrable Securities and/or other common Stock covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

          (f) use its reasonable best efforts to register or qualify all Registrable Securities and/or other Common Stock covered by such registration statement under such other securities or blue sky laws of such United States jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 5.3(f) be obligated to be so qualified,
                                 --------------
to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

          (g) use its reasonable best efforts to cause all Registrable Securities and/or other Common Stock covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities and/or other Common Stock;

          (h) furnish to each seller of Registrable Securities and/or other Common Stock a signed counterpart, addressed to such seller (and the underwriters, if any) of:

               (i) an opinion of counsel for the Company dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

               (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent certified public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller or such holder (or the underwriters, if any) may reasonably request;

          (i) notify each seller of Registrable Securities and/or other Common Stock covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (j) make available for inspection by any seller of such Registrable Securities and/or other Common Stock, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. The seller of Registrable Securities and/or other Common Stock agrees that he, she or it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

          (k) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen
(18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of the Securities Act;

          (l) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities and/or other Common Stock covered by such registration statement from and after a date not later than the effective date of such registration statement;

          (m) list such Registrable Securities and/or other Common Stock on any national securities exchange or Nasdaq on which any shares of Common Stock are listed or quoted or, if shares of Common Stock are not listed on a national securities exchange or quoted on Nasdaq, use its reasonable best efforts to qualify such Registrable Securities and/or other Common Stock for inclusion on such national securities exchange as the holders of a majority of such Registrable Securities shall request;

          (n) issue to any underwriter to which any seller of Registrable Securities and/or other Common Stock may sell shares in such offering certificates evidencing such Registrable Securities and/or other Common Stock; and

          (o) use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Securities and/or other Common Stock contemplated hereby.

The Company may require each seller of Registrable Securities and/or other Common Stock as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company shall give the holder of Registrable Securities and/or other Common Stock covered by such registration statement a reasonable opportunity to review and comment upon such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, all prior to finalization.

     Each holder of Registrable Securities and/or other Common Stock covered by any such registration statement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.3(i),
                                                               -------------
such holder will forthwith discontinue such holder's disposition of Registrable Securities and/or other Common Stock pursuant to such registration statement until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.3(i) and, if so directed by the Company,
                           -------------
will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus included in such registration statement which is current at the time of receipt of such notice.

     5.4. Selection of Underwriters.
          -------------------------

          (a)  Demand Registrations.

          In connection with any Demand Registration by the holders of Registrable Securities pursuant to Section 5.1(a), the Company shall select the
                                   --------------
investment banker(s) and manager(s) which will administer the offering (the "Underwriters"). The Company shall enter into an underwriting agreement with the Underwriters, such agreement to be reasonably satisfactory in substance and form to the holders of Registrable Securities being underwritten who are Substantial Holders, and the Underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 5.6. Any Substantial Holder who
                                     -----------
holds Registrable Securities to be distributed by such underwriters may, at his, her or its option, participate in the selection of the Underwriters and the negotiation of the underwriting agreement, provided that, in the case of an underwritten Short-form Registration, the holders of Registrable Securities requested to be included in such registration may, at their option, through a single representative selected by the holders of a majority of such Registrable Securities on a fully-converted basis, participate in the selection of the Underwriters and the negotiation of the underwriting agreement. The holders of Registrable Securities and/ or other Common Stock being underwritten shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Underwriters shall also be made to and for the benefit of such holders and that any or all of the conditions precedent to the obligations of such Underwriters under such underwriting agreement be conditions precedent to the obligations of such holders. Any such holder shall not be required to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and/or other Common Stock and such holder's intended method of distribution and any other representation required by law.

          (b)  Piggyback Registrations.

          If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 5.2 and such securities are
                                            -----------
to be distributed by or through one or more underwriters, the Company shall, if requested by any holder of Registrable Securities as provided in Section 5.2 and
                                                                 -----------
subject to the provisions of Section 5.2(b), use its reasonable best efforts to
                             --------------
arrange for such underwriters to include all the Registrable Securities and/or other Common Stock requested to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities and/or other common Stock to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders to the extent that such representations, warranties, other agreements, and conditions precedent bear on such holders' liability or otherwise impose obligations on such holders. Any such holder of shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and/or other common Stock and such holder's intended method of distribution and any other representation required by law.

          (c)  Holdback Agreements.

               (i) If, in connection with the initial public offering of shares of Common Stock of the Company registered pursuant to the Securities Act, the managing underwriter for such registration shall so request, the holders of Registrable Securities shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Securities (other than those shares of Common Stock included in such registration) without the prior written consent of the Company for a period designated by the Company in writing to the holders of Registrable Securities, which period shall begin not more than fourteen (14) days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than one hundred eighty (180) days (or such other period as the officers and directors of the Company and all holders of greater than three percent (3%) of all Registrable Securities mutually agree) after the effective date of such registration statement.

               (ii) The Company agrees (x) not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the fourteen (14) days prior to and the one hundred twenty (120) days after any underwritten Demand Registration or any underwritten Piggyback Registration pursuant to
Section 5.1 or 5.2 has become effective, except as part of such underwritten
------------------
registration and except pursuant to registrations on Form S-4, S-8 or any successor or similar forms thereto, and (y) to use its best efforts to cause each holder of at least five percent (5%) (on a fully-diluted basis) of its equity securities or any securities convertible into or exchangeable or exercisable for any such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a public offering), to agree not to effect any such public sale or distribution of such securities, during such period, unless the managing underwriter otherwise agrees to such sale or distribution.

     5.5. Preparation: Reasonable Investigation.
          -------------------------------------

          In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company shall give the Substantial Holders who hold Registrable Securities registered under such registration statement, their underwriters, if any, and the Investor Counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and shall give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holder's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     5.6. Indemnification.
          ---------------

          (a)  Indemnification by the Company.

               In the event of any registration of any securities of the Company under the Securities Act, the Company shall indemnify and hold harmless each holder of Registrable Securities and/or other Common Stock selling such Registrable Securities and/or other common Stock, its officers and directors, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Securities and/or other Common Stock or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and the Company will reimburse such seller and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller, specifically stating that it is for use in the preparation thereof and, provided further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities and/or other Common Stock or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities and/or the Common Stock to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

          (b)  Indemnification by the Sellers.

               The Company may require, as a condition to including any Registrable Securities and/or other common Stock in any registration statement filed pursuant to Sections 5.1 or 5.2, that the Company shall have received an
                  -------------------
undertaking satisfactory to it from the prospective sellers of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.6(a)) the Company, each director of the Company, each officer
         -------------
of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such sellers specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, provided that the obligation to indemnify shall be several, and not joint and several, among such sellers of and the liability of each such seller shall be in proportion to and limited to the net amount received by such seller from the sale of Registrable Securities and/or other Common Stock pursuant to such registration statement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

          (c)  Notices of Claims, etc.

               Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 5.6, such indemnified party will, if a
                               -----------
claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 5.6, except to the extent that the indemnifying
                     -----------
party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and alter notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable for any settlement made by the indemnified party without its consent (which consent will not be unreasonably withheld) or for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d)  Other Indemnification.

               Indemnification similar to that specified in the preceding subdivisions of this Section 5.6 (with appropriate modifications) shall be given
                     -----------
by the Company and each seller of Registrable Securities and/or other Common Stock with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

          (e)  Indemnification Payments.

     The indemnification required by this Section 5.6 shall be made by periodic
                                          -----------
payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (f)  Contribution.

               If the indemnification provided for in this Agreement shall for any reason be unavailable or insufficient to an indemnified party under Sections
                                                                        --------
5.6(a), 5.6(b) or 5.6(d) hereof in respect of any loss, claim, damage or
-----------------------
liability, or any action in respect thereof, or referred to therein, then each indemnifying party shall, in lieu of indemnifying such party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect (i) the relative benefits received by the Company, on the one hand, and the holders of the Registrable Securities and/or other Common Stock included in the offering, on the other hand, from the offering of the Registrable Securities and/or other Common Stock and (ii) the relative fault of the Company, on the one hand, and the holders of the Registrable Securities and/or other Common Stock included in the offering, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand and the holders of the Registrable Securities and/or other Common Stock, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the sum of the total Subscription Price paid to the Company in respect of the Registrable Securities and/or other Common Stock plus the total net proceeds from the offering of the securities (before deducting expenses) received by the Company bears to the amount by which the total net proceeds from the offering of the securities (before deducting expenses) received by the holders of the Registrable Securities and/or other common Stock with respect to such offering exceeds the Subscription Price paid to the Company in respect of the Registrable Securities and/or other common Stock and in each case the net proceeds received from such offering shall be determined as set forth on the table of the cover page of the prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the holders of the Registrable Securities and/or other Common Stock, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holders of the Registrable Securities and/or other Common Stock agree that it would not be just and equitable if contribution pursuant to this Section 5.6 were to be determined by pro rata allocation or by
                 -----------                          --- ----
any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to in this Section 5.6 shall be deemed to include, for
                             -----------
purposes of this Section 5.6, any legal or other expenses reasonably incurred by
                 -----------
such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to
           -------------
contribution from any person who was not guilty of such fraudulent misrepresentation.

     5.7. Registration Expenses.
          ---------------------

          (a)  Subject to the limitations in Section 5.1 and this Section 5.7,
                                             -----------          -----------
all customary expenses incident to the Company's performance of or compliance with the registration provisions of this Agreement, including without limitation all registration, filing and NASD fees, all fees and expenses of compliance with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and its independent certified public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements, including without limitation, out-of-pocket expenses of any single counsel and accountants retained by the holder or holders of a majority of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including fees paid to a "qualified independent underwriter" required by the rules of the NASD in connection with a distribution, but excluding discounts and commissions and transfer taxes, if any) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company and, in addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

            (b) In connection with each Demand Registration, the Company shall reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of such Registrable Securities, subject to the dollar limitation set forth in Section 5.7(d); provided that, in connection with a Short-form
         -------------
Registration, the Company shall not be obligated to pay expenses for such Demand Registration in excess of thirty thousand dollars ($30,000).

            (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities other than the Company included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

            (d) In addition to any expenses payable or reimbursable by the Company pursuant to this Section 5.7, the Company shall pay all reasonable fees
                         -----------
and disbursements, including out-of-pocket expenses, arising in connection with this Agreement or otherwise in connection with the ownership of Registrable Securities and/or other Common Stock included in such registration, of any single counsel retained by the holder or holders of a majority of such Registrable Securities, up to a maximum of fifteen thousand dollars ($15,000) per twelve (12) month period.

     5.8.   Adjustments Effecting Registrable Securities.
            --------------------------------------------

            The Company shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the holders of Registrable Securities and/or other Common Stock to include such Registrable Securities and/or other Common Stock in any registration of its securities contemplated by this Section 5 or the marketability of such Registrable
                     ---------
Securities and/or other Common Stock under any such registration.

     5.9.   Participation in Underwritten Registrations.
            -------------------------------------------

            No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements .

     5.10.  Rule 144.
            --------

          If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, shall, upon the request of any holder of Registrable Securities and/or other Common Stock, make publicly available other information) and shall take such further action as any holder of Registrable Securities and/or other Common Stock may reasonably request, all to the extent required from time to time to enable such holder to sell such holder's securities without registration under the Securities Act but within the limitations of the exemptions provided by (a) Rule 144, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

6.   BASIC FINANCIAL INFORMATION OF THE COMPANY

     Notwithstanding any provision of the Bylaws of the Company regarding delivery or non-delivery of financial information to shareholders of the Company, until the Company becomes a reporting company under the Exchange Act, the Company shall, (x) allow Substantial Holders to visit the Company and inspect any of the property of the Company, to examine the books and records of the Company, and to make copies, notes and abstracts therefrom; provided that such visits are at reasonable times, are by appointment with management (which shall not be unreasonably withheld, conditioned or delayed), and the Substantial Holders agree to maintain the confidentiality of the Company's information which is identified to them as confidential during such visits; provided, however, that each Substantial Holder may disclose such confidential information to its senior officers and managers, provided that such senior officers and managers agree to be bound by the same confidentiality restrictions as apply hereunder,
(y) from time to time upon request of any authorized officer or representative of the Substantial Holders, furnish to any such authorized officer or representative such information regarding the business, operations, assets, liabilities, condition (financial or otherwise) or prospects (including materials furnished to the directors of the Company at or in connection with board meetings) as such officer or representative may reasonably request and (z) furnish the following reports to each Substantial Holder:

     6.1. Annual Report.
          -------------

          The Company will use its reasonable best efforts to deliver within ninety (90) days after the end of each fiscal year, a consolidated balance sheet of the Company and its Subsidiaries, if any, as of the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company and its Subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by independent certified public accountants of recognized national standing selected by the Company.

     6.2. Quarterly Report.
          ----------------

          Within forty-five (45) days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries, if any, as of the end of each such quarterly period, and a consolidated statement of income and a consolidated statement of cash flows for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and interim and year-end adjustments may not have been made. Said financial statements shall be signed by an officer of the Company who shall state that such financial statements are in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and interim and year-end adjustments may not have been made.

     6.3. Monthly Report.
          --------------

          Within thirty (30) days after the end of each month, a consolidated balance sheet of the Company and its Subsidiaries, if any, as of the end of each such month, and a consolidated statement of income and a consolidated statement of cash flows for such month and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and interim and year-end adjustments may not have been made. Said financial statements shall be signed by an officer of the Company who shall state that such financial statements are in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and interim and year-end adjustments may not have been made.

     6.4. Business Plan and Operating Budget.
          ----------------------------------

          At least thirty (30) days prior to the commencement of each fiscal year, a business plan and annual operating budget in detail for such fiscal year, monthly operating expenses and profit and loss projections, quarterly cash flow projections and a capital expenditure budget for the fiscal year.

7.   TRANSFERABILITY OF SECURITIES; COMPLIANCE WITH SECURITIES ACT

     7.1. Transferability.
          ---------------

          As set forth below in this Section 7.1 and subject to the restrictions
                                     -----------
set forth in the last sentence of this Section 7.1 and in Section 10, any
                                       -----------        ----------
stockholder may transfer his, her or its securities ("Limited Securities"); provided, however, that the Company is given written notice at the time of such transfer, stating the names and addresses of the transferee and identifying the Limited Securities to be transferred, and such transferee expressly agrees in writing with the Company to be bound by and to comply with all applicable provisions of this Agreement, whereupon such person or entity shall have the benefit of, and shall be subject to the restrictions contained in, this Agreement with respect to such Limited Securities. Notwithstanding the provisions of this Section 7.1, Section 10 and the Stockholders Agreement, a
                   -----------  ----------
stockholder may transfer on any public securities market or in any public offering pursuant to Section 5, without being required to comply with the
                     ---------
provisions of this Section 7.1, Section 10 or the Stockholders Agreement, any of
                   -----------  ----------
its Common Stock and following such transfer the Common Stock so transferred shall be free of the requirements of this Section 7, Section 10 and the
                                          ---------  ----------
Stockholders Agreement; provided that nothing in this sentence shall be deemed to increase the number of Demand Registrations to which the holders of Registrable Securities are entitled pursuant to Section 5.1.
                                                -----------

     7.2. Restrictive Legend.
          ------------------

          (a) Each certificate representing (i) the shares of Series C Preferred Stock, (ii) the shares of Series B Preferred Stock, (iii) the shares of Series A Preferred Stock, or (iv) any securities (other than Common Stock) issued in respect of the shares of Series C Preferred Stock, Series B Preferred Stock, Series A Preferred Stock or the Common Stock issuable upon conversion thereof, shall (unless otherwise permitted by the provisions of Section 7.1 or Section
                                                       -----------    -------
7.3) be stamped or otherwise imprinted with a legend substantially in the
----
following form (in addition to any legend required under applicable state securities laws):

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE OFFERED, PLEDGED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM AS DETERMINED IN ACCORDANCE WITH THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT DATED AUGUST 13, 1999 RESTRICTING THEIR TRANSFER. COPIES OF THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE CORPORATION'S PRINCIPAL PLACE OF BUSINESS. FURTHER, THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OF THE CORPORATION AND THE VARIATIONS IN THE RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR

               EACH SERIES OF STOCK (AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DETERMINE VARIATIONS FOR FUTURE SERIES), ARE SET FORTH IN THE CORPORATION'S CERTIFICATE OF INCORPORATION, AS AMENDED, A COPY OF WHICH WILL BE FURNISHED BY THE CORPORATION TO THE HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, UPON THE WRITTEN REQUEST OF SUCH HOLDER.

          (b) Each certificate representing shares of Common Stock issued (i) upon conversion of the shares of Series C Preferred Stock, (ii) upon conversion of the shares of Series B Preferred Stock, (iii) upon conversion of the shares of Series A Preferred Stock, or (iv) in respect of the shares of Series C Preferred Stock, Series B Preferred Stock, Series A Preferred Stock or the Common Stock issuable upon conversion thereof shall (unless otherwise permitted by the provisions of Section 7.1 or Section 7.3) be stamped or otherwise
                     -----------    -----------
imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE OFFERED, PLEDGED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM AS DETERMINED IN ACCORDANCE WITH THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT DATED AUGUST 13, 1999, AND, IF APPLICABLE, THE AMENDED AND RESTATED STOCKHOLDERS' AND VOTING AGREEMENT DATED AS OF JANUARY 6, 1997, AND AMENDED AS OF APRIL 3, 1997, RESTRICTING THEIR TRANSFER. COPIES OF THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT AND THE AMENDED AND RESTATED STOCKHOLDERS' AND VOTING AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE CORPORATION'S PRINCIPAL PLACE OF BUSINESS. FURTHER, THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OF THE CORPORATION AND THE VARIATIONS IN THE RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES OF STOCK (AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DETERMINE VARIATIONS FOR FUTURE SERIES), ARE SET FORTH IN THE CORPORATION'S CERTIFICATE OF INCORPORATION, AS AMENDED, A COPY OF WHICH WILL BE FURNISHED BY THE CORPORATION TO THE HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, UPON THE WRITTEN REQUEST OF SUCH HOLDER.

     7.3. Notice of Proposed Transfers.
          ----------------------------

          The holder of each certificate representing Limited Securities by acceptance thereof agrees in writing to comply with the provisions of this
Section 7.3. Prior to any proposed transfer of any Limited Securities, unless
-----------
there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer (including the names of the transferees, if known) in sufficient detail, and shall be accompanied (except in the following cases, with respect to which the requirements set forth in the balance of this sentence need not be complied with: if the transferee agrees in writing to be bound by the then applicable provisions of this Section 7; transactions in compliance with Rule 144 so long
                   ---------
as the Company is furnished with satisfactory evidence of compliance with such Rule; transactions involving the distribution of Limited Securities in accordance with the beneficial ownership thereof by any Investor to any Authorized Transferee, so long as such transaction does not involve the disposition of such Limited Securities for value; and transactions involving the transfer of Limited Securities by any holder who is an individual to any Authorized Transferee) by either (i) an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Limited Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Limited Securities shall be entitled to transfer such Limited Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Limited Securities transferred as above provided shall bear the appropriate restrictive legend set forth in
Section 7.2, except that such certificate shall not bear such restrictive legend
-----------
if in the reasonable opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

8.   PREEMPTIVE RIGHTS.

     8.1. Pro Rata Right.
          --------------

          The Company hereby grants to each holder of Preferred Stock, for so long as such holder is a Substantial Holder, and hereby also grants to the Founder, so long as he is a Substantial Holder, the right of first refusal to purchase, pro rata, all New Securities (as defined in Section 8.2) which the
          --------                                    -----------
Company may, from time to time, propose to sell and/or issue. An Investor's or the Founder's pro rata share, for purposes of this right of first refusal, is a
              --- ----
ratio (A) the numerator of which is the aggregate of the number of shares of Common Stock (i) issued or issuable upon conversion of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock held by such Investor, or the Founder, as the case may be, on the date of the Company's written notice pursuant to Section 8.3; or (ii) otherwise held by such Investor or the Founder,
            -----------
as the case may be, on the date of the Company's written notice pursuant to
Section 8.3, and (B) the denominator of which is the total number of shares of
-----------
Common Stock outstanding immediately prior to the issuance of the New Securities, assuming the conversion or exercise of all then outstanding convertible securities, options, warrants or similar rights to acquire Common Stock (including without limitation to Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock) and assuming the issuance of all then unissued permitted employee shares (consistent with Article FOURTH 4.5(b) of the Restated Certificate of Incorporation of the Company, as in effect on the date hereof) ("Pro Rata Share"). For purposes of this Section 8.1, the number
                                                       -----------
of shares of Series C Preferred Stock, Series B Preferred Stock, Series A Preferred Stock and Common Stock held by such Investor or the Founder, as the case may be, shall be determined as of the date of the Company's written notice pursuant to Section 8.3. Each Investor or the Founder, as the case may be,
            -----------
shall have a right of over-allotment such that if any other Investor or the Founder rights with respect to New Securities fails to exercise its or his right hereunder to purchase its or his Pro Rata Share of New Securities, the other such holders may purchase each non-purchasing holder's portion on a pro rata
                                                                    --- ----
basis within fifteen (15) days from the date such non-purchasing holder fails to exercise its right. This pre-emptive right shall be subject to all of the provisions of this Section 8.
                   ---------

     8.2. Definition of "New Securities".
          ------------------------------

          "New Securities" shall mean any capital stock (including without limitation Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock) of the Company whether or not now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not include (i) Common Stock or other securities issuable upon conversion of or with respect to any Series C Preferred Stock, (ii) Common Stock or other securities issuable upon conversion of or with respect to any Series B Preferred Stock, (iii) Common Stock or other securities issuable upon conversion of or with respect to any Series A Preferred Stock; (iv) Common Stock or other securities issued, or issuable, pursuant to the 1997 Employee, Director and Consultant Stock Option Plan, if any (consistent with Article FOURTH 4.2(d)(D)(iii) of the Restated Certificate of Incorporation), and the specific options listed in Section 5.4 of the Schedule of Exceptions of the Series C Preferred Stock Purchase Agreement; (v) warrants issued to Deutsche Bank Securities, Inc. by the Company in connection with the offering of Series C Preferred Stock, (vi) securities covered by a registration statement filed under the Securities Act and offered to the public pursuant to a firm underwriting; (vii) securities issued pursuant to the acquisition of another corporation by the Company by merger or purchase of all or substantially all the assets of such corporation; (viii) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features, including warrants, options or other rights to purchase capital stock, and are not convertible into capital stock of the Company; or
(ix) securities issued pursuant to any stock dividend, stock split, combination or other reclassification by the Company of any of its capital stock.

     8.3. Required Notice.
          ---------------

          In the event that the Company proposes to undertake an issuance or sale of New Securities, it shall give each Investor and the Founder written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue or sell the same. Each Investor and the Founder shall have thirty (30) days from the date of receipt of any such notice to agree to purchase such Investor's or the Founder's Pro Rata Share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

     8.4. Company's Right to Sell.
          -----------------------

          In the event an Investor or the Founder fails within the thirty (30) day period set forth above to agree to purchase its or his full Pro Rata Share to which such Investor or the Founder is entitled pursuant to this Section 8
                                                                   ---------
entitled to purchase, and after the expiration of the fifteen (15) day period for the exercise of the over-allotment rights under Section 8.1, if applicable,
                                                    -----------
the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days after the date of said agreement) to sell all such New Securities respecting which such Investor's or the Founder's pre-emptive right to purchase was not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice delivered to each Investor or the Founder pursuant to Section
                                                                       -------
8.3.  In the event the Company has not sold, or entered into an agreement to
---
sell, all such New Securities within such ninety (90) day period (or sold and/or issued all such New Securities in accordance with the foregoing within ninety
(90) days after the date of such agreement), the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to each Investor and the Founder in the manner provided above.

     8.5. Expiration of Right.
          -------------------

          The pre-emptive right granted under Section 8.1 shall expire upon the
                                              -----------
closing of an underwritten public offering of the Company's Common Stock pursuant to an effective registration statement under the Securities Act, or under other applicable securities regulations covering the offer and sale of capital stock of the Company, in which (a) the Company is valued on a pre-money basis at greater than $100,000,000, (b) the gross proceeds received by the Company exceed $25,000,000, and (c) the Company uses a nationally recognized underwriter to underwrite the offering on a firm-commitment basis (a "Qualified Public Offering").

9.   RIGHT OF CO-SALE.

     Except for an Underwritten Offering or Authorized Transfers of any securities of the Company ("Securities"), for so long as an Investor is a Substantial Holder, if any holder of Common Stock other than an Investor and other than Bakersville Holdings Ltd. intends to sell any Securities in an amount which, together with all other Securities previously sold by such holder exceeds ten percent (10%) of the largest number of shares of Common Stock, on a fully-converted basis, inclusive of Securities purchasable by such holder upon the exercise of then-exercisable options, held by such holder and its Authorized Transferees and Affiliates in the aggregate at any time (adjusted for stock splits, reverse stock splits, recapitalizations and the like) ("Excess Securities"), such holder of Common Stock shall deliver a written notice (the "Co-sale Notice") to such Investor, at least thirty (30) days prior to the proposed sale, which notice shall specify the terms and conditions upon which the proposed sale of Excess Securities is intended to be consummated. Such Investor shall have the right to participate in such sale of Excess Securities in the manner hereinafter set forth. To exercise such right, an Investor shall give written notice (the "Participation Notice") of such election to such holder of Common Stock within twenty (20) days after receipt of the Co-sale Notice. Thereupon, such Investor shall have the right to sell Securities to the proposed purchaser upon the same terms and conditions specified in the Co-sale Notice (which terms and conditions shall include the types and class of Securities then held by such holder of Common Stock and proposed to be sold), pro rata with its
                                                              --- ----
then current holding of Common Stock, on a fully-converted basis, vis-a-vis the holding of Common Stock, on a fully-converted basis, inclusive of Securities purchasable upon the exercise of then-exercisable options, of the selling holder immediately prior to such sale. The amount of Excess Securities to be sold by such holder of Common Stock shall be reduced by the number of Securities such Investor elects to sell. If such Investor exercises such right, it shall bear its pro rata portion of expenses incident to such sale. Failure by such
    --- ----
Investor to exercise such right within such twenty (20) day period shall be deemed a declination of any right to participate in such sale, provided that such sale is completed within ninety (90) days after expiration of such twenty
(20) day period at a price and on terms and conditions substantially similar to those set forth in the Co-sale Notice. Failure to meet the conditions in the proviso in the immediately preceding sentence shall require a new Co-sale Notice and a new opportunity to exercise the rights of co-sale with respect to such sale. The co-sale rights granted under this Section 9 shall expire upon
                                             ---------
consummation of a Qualified Public Offering.

10.  RIGHTS OF SUBSEQUENT REFUSAL.

     10.1. Investors and Founder.
           ---------------------

           (a) Except for an Underwritten Offering or an Authorized Transfer of any Securities of the Company, for so long as an Investor or the Founder, as the case may be, is a Substantial Holder, if any holder of Common Stock who or which is a Schedule I or Schedule O Stockholder (as defined in the Stockholders Agreement) but not an Investor (as defined therein, including but not limited to Bakersville Holdings Ltd. and Blue Water Capital Fund I, L.L.C.), intends to sell any Securities, such holder of Common Stock shall deliver a written notice (the "Subsequent Refusal Notice") to such Investor or the Founder, as the case may be, at least twenty-one (21) days prior to the proposed sale, which such notice shall specify the terms and conditions upon which the proposed sale is intended to be consummated (which terms and conditions shall be the same as those offered to the Company and Company stockholders pursuant to their rights of first and second refusal under Sections 2.3 and 2.4 of the Stockholders
                                  ------------     ---
Agreement). If the Company and the Company stockholders who have such rights of first and second refusal have declined to exercise such rights with respect to such Securities so intended to be sold, such Investor or the Founder, as the case may be, shall have the right to purchase, pro rata, the Securities so proposed to be sold on the same terms and conditions
--- ----
as specified in the Subsequent Refusal Notice in the manner hereinafter set forth. An Investor's or the Founder's pro rata share, for purposes of this right
                                      --- ----
of subsequent refusal, is a ratio (A) the numerator of which shall be the aggregate of the number of shares of Common Stock (i) issued or issuable upon conversion of the Series C Preferred Stock, Series B Preferred Stock and/or Series A Preferred Stock held by such Investor on the date of the Subsequent Refusal Notice, or (ii) otherwise held by such Investor or the Founder, as the case may be, on the date of the Subsequent Refusal Notice, inclusive of Securities purchasable upon the exercise of then-exercisable options, and (B) the denominator of which is the total number of shares of Common Stock outstanding assuming the conversion or exercise of all then outstanding convertible securities (including the Series C Preferred Stock, Series B Preferred Stock and Series A Preferred Stock), options, warrants or similar rights to acquire Common Stock and assuming the issuance of all then unissued permitted employee shares consistent with Article FOURTH 4.2(d)(D)(iii) of the Restated Certificate of Incorporation, in effect on the date hereof. An Investor or the Founder, as the case may be, shall give written notice (the "Purchase Notice") of the exercise of such right to such holder of Common Stock proposing to sell Securities within the later of (i) twenty (20) days after delivery of the Subsequent Refusal Notice and (ii) five (5) days after receipt by the Investor or the Founder, as the case may be, of written notice of the Company's and Company stockholders' decisions not to exercise their rights of first and second refusal under the Stockholders Agreement. The Purchase Notice shall indicate the number of Securities proposed to be sold which such Investor or the Founder is willing to purchase. If any Investor or the Founder exercises the right provided for in this Section 10.1, such Investor or the Founder shall
                           ------------
within thirty (30) days after exercising such option deliver to the holder of Common Stock selling Securities a check in the amount of the purchase price for the Securities to be sold, and such selling holder shall simultaneously deliver the certificate or other instrument evidencing the Securities being sold. Each Investor and the Founder shall have a right of over-allotment such that, if any Investor or the Founder fails to exercise its or his right hereunder to purchase its or his pro rata share of the Securities being sold, the other Investors and
           --- ----
the Founder, as the case may be, may purchase each non-purchasing Investor's or the non-purchasing Founder's pro rata share within fifteen (15) days after the
                             --- ----
date such non-purchasing Investor or the non-purchasing Founder fails to exercise its or his right. If the selling holder has not received a Purchase Notice from an Investor or the Founder within the later of (i) twenty (20) days after delivery of the Subsequent Refusal Notice and (ii) five (5) days after receipt by the Investor or the Founder of written notice of the Company's and the Company stockholders' decisions not to exercise their rights of first and second refusal, the right of such Investor or the Founder to purchase Securities provided for in this Section 10.1 shall expire unexercised, and the selling
                     ------------
holder shall thereafter have sixty (60) days to close the proposed sale specified in the Subsequent Refusal Notice; provided that the right provided for in this Section 10.1 shall again be applicable following such sixty (60) day
        ------------
period. Each party to a purchase and sale pursuant to the exercise of a right pursuant to this Section 10.1 shall bear such party's own expenses. The rights
                 ------------
of subsequent refusal granted under this Section 10.1 shall expire upon
                                         ------------
consummation of a Qualified Public Offering. The Company and the other parties hereto who are parties to the Stockholders Agreement hereby agree that the Stockholders Agreement shall not be terminated or amended in any manner or to any extent adverse to the interests of the Investors without the prior written consent of the Investors. The parties hereto who are holders of Common Stock, other than the Founder, acknowledge that they are parties to the Stockholders Agreement as Schedule I Stockholders or Schedule O

Stockholders, that they are bound thereby and that, to their best knowledge, there are no other Schedule I Stockholders or Schedule O Stockholders. The Company represents and warrants that there are no Schedule I Stockholders or Schedule O Stockholders who are not parties hereto.

     10.2. Company and Other Stockholders.
           ------------------------------

           (a) Except for an Underwritten Offering or an Authorized Transfer of any Securities of the Company or as set forth in the penultimate sentence of
Section 7.1, if any Investor intends to transfer any shares of Series C
-----------
Preferred Stock, Series B Preferred Stock, Series A Preferred Stock or Common Stock (the "Selling Investor") to a Competitor (as determined in accordance with
Section 10.2(d) below), the Selling Investor shall, prior to any such transfer,
--------------
deliver a written notice (the "Selling Investor's Notice") of such intention to the Company, which notice shall specify the terms and conditions upon which the proposed sale is intended to be consummated. The Company shall have the right to purchase the shares of Series C Preferred Stock, Series B Preferred Stock, Series A Preferred Stock or Common Stock proposed to be sold (the "Offered Shares") on the same terms and conditions as specified in the Selling Investor's Notice, other than the Purchase Price for the Company's right, as defined below, shall be determined in accordance with Section 10.2(c)). The Company shall give
                                       ---------------
written notice (the "Company's Notice") of its election to exercise such rights to the Selling Investor within twenty (20) days after receipt of the Selling Investor's Notice by the Company. The Company may only elect to purchase the amount of the Offered Shares as a whole, but not in part. If the Company exercises the right provided for in this Section 10.2, the Company shall pay
                                         ------------
within forty (40) days after exercising such right deliver to the Selling Investor, in immediately available funds, the amount of the Purchase Price, and the Selling Investor shall simultaneously deliver the certificate or other instrument evidencing the Offered Shares. Failure by the Company to exercise such right within such twenty (20) day period shall be deemed a declination of its right to purchase the Offered Shares.

          (b) If the Company does not exercise or gives written notice to the Selling Investor within the time period provided in Section 10.2(a) of its
                                                    --------------
intention not to exercise its right to purchase, then the other Investors and the holders of Common Stock (if and to the extent any of them exercises such right to purchase, hereinafter referred to as the "Buying Stockholders") shall have the option to purchase, pro rata among them based on their relative
                             --- ----
holdings of Common Stock on a fully-converted and fully-diluted basis, the Offered Shares on the same terms and conditions as designated in the Selling Investor's Notice, other than the purchase price (with the Purchase Price for their exercise of such right to be determined in accordance with Section
                                                                 -------
10.2(c). Within thirty (30) days after the Company's failure to exercise its right within the time period required therefor or delivery of the Company's written notice of its intention not to exercise its right within the time period provided in Section 10.2(a), the Buying Stockholders shall deliver to the
            ---------------
Selling Investor a written notice (the "Buying Stockholders' Notice") of such election. The Buying Stockholders may only elect to purchase the amount of the Offered Shares as a whole but not in part. If the Buying Stockholders exercise the right provided for in this Section 10.2(b), the Buying Stockholders shall
                               ---------------
pay within thirty (30) days after exercising such right deliver to the Selling Investor, in immediately available funds, the amount of the Purchase Price, and the Selling Investor shall simultaneously deliver the certificate or other instrument evidencing the Offered Shares. Each Buying Stockholder shall have a right of over-allotment such that, if any such other Investor or holder of Common Stock fails to exercise, his, her or its right hereunder to purchase his, her or its pro rata share of the Offered Shares, the others of them may purchase
           --- ----
each such non-purchasing Investor's or holder's share, pro
                                                       ---
rata among them based on their relative holdings of Common Stock on a
----
fully-converted and fully-diluted basis, within fifteen (15) days after the date such non-purchasing Investor or holder fails to exercise his, her or its right. Failure by any such Investor or other holder to exercise his, her or its right within the twenty (20) day period shall be deemed a declination of any right to participate in such purchase; and, if there are no Buying Stockholders, the Selling Investor shall thereafter have sixty (60) days to close the proposed sale specified in the Selling Investor's Notice; provided that the rights provided for in this Section 10.2 shall again be applicable following such sixty
                      ------------
(60) day period. Each party to a purchase and sale pursuant to this Section 10.2
                                                                    ------------
shall bear such party's own expenses. The rights granted under this Section 10.2
                                                                    ------------
shall expire upon consummation of a Qualified Public Offering.

          (c) The purchase price for the Offered Shares (the "Purchase Price") shall be the lesser of (i) the price offered to the Selling Investor by the proposed buyer or (ii) the Fair Market Value of the Company as determined by a single appraiser selected from a nationally-recognized independent public accounting firm (an "Appraiser"), if the Selling Investor and the Company are able to agree upon a single Appraiser, or, if not, the average of the two closest Fair Market Values as calculated by three Appraisers, one of whom shall be appointed by the Selling Investor, one by the Company, and one by the two so-appointed Appraisers. Each Appraiser shall determine the Fair Market Value of the Company within thirty (30) days after appointment of the Appraiser or; if there are three, the appointment of Appraisers, and report its determination to the Company and the Selling Investor in writing. All reasonable and customary costs and expenses of the Appraisers shall be paid by the Company.

          (d) In the event that a holder of Registrable Securities intends to transfer its or his shares of Series C Preferred Stock, Series B Preferred Stock, Series A Preferred Stock or Common Stock to a Proposed Transferee other than as set forth in the penultimate sentence of Section 7.1, such holder shall
                                                 -----------
notify the Company in writing of such holder's intention to so transfer such shares of Series C Preferred Stock, Series B Preferred Stock, Series A Preferred Stock or Common Stock. Within twenty (20) days after receipt of such written notice (which twenty (20) day period shall run concurrently with the twenty (20) day period set forth in Section 10.2(a)), the Board of Directors shall determine
                        ---------------
in good faith in its commercially reasonable judgment whether or not the Proposed Transferee is a Competitor, and the Company shall convey such determination to the holder in writing. Failure by the Company to make and convey any determination as to whether or not the Proposed Transferee is a Competitor within such twenty (20) day period shall be deemed a denial by the Company to exercise its right provided for in Section 10.2(a). Notwithstanding
                                              ---------------
the foregoing, no transfer on a public securities market or in any public offering pursuant to Section 5 shall be subject to the provisions of this
                     ---------
Section 10.2(d).
---------------

11.  INDEMNIFICATION; REMEDIES.

     11.1.  Agreement of the Company to Indemnify.
            -------------------------------------

            Subject to the conditions and provisions of this Section 11, and
                                                             ----------
except to the extent of gross negligence or willful misconduct on the part of any of the Investor Indemnified Persons, the Company hereby agrees to indemnify, defend and hold harmless the Investor Indemnified Persons from and against and in any respect of all Claims asserted against, imposed upon or incurred by the Investor Indemnified Persons (whether such Claims are by, against or relate to the Company, its

Subsidiaries or any other party, including a governmental entity), directly or indirectly, by reason of or resulting from any material misrepresentation or material breach of any covenant, or material noncompliance with any conditions or other agreements, given or made by the Company in this Agreement or in any document furnished by or on behalf of the Company pursuant to this Agreement.

     11.2. Conditions of Indemnification.
           -----------------------------

           The obligations and liabilities of the Company hereunder with respect to its indemnities pursuant to this Section 11.2, resulting from any Claim shall
                                    ------------
be subject to the following terms and conditions:

           (a) The Investor Indemnified Persons shall give prompt written notice to the Company of any Claim which is asserted against, imposed upon or incurred by such indemnified party and which may give rise to liability of the Company pursuant to this Section 11, stating (to the extent known or reasonably
                 ----------
anticipated) the nature and basis of such Claim and the amount thereof.

           (b) The Company shall be entitled to assume the defense with respect to any such Claim, including the employment of counsel and the payment of expenses in connection with such defense. Each Investor Indemnified Person shall have the right to employ its own counsel at Company expense if (i) the Company authorizes the employment of such counsel, (ii) the Company has failed in its obligation to employ counsel to take charge of such defense, or (iii) in the opinion of such Investor Indemnified Person's counsel, the use of joint counsel presents a conflict of interest or prevents adequate representation of the interests of both such Investor Indemnified Person and the Company.

     11.3. Specific Performance.
           --------------------

           In addition to any other remedies which any party may have at law or in equity, each party hereby acknowledges that the Restricted Securities and the Company and the Subsidiaries are unique, and that the harm to the Investors or the Company, as the case may be, resulting from breaches by the Company or any Investor, as the case may be, of its obligations cannot be adequately compensated by damages. Accordingly, each party (the "Performing Party") agrees that each other party (the "Benefiting Party") shall have the right to have all obligations, undertakings, agreements, covenants and other provisions of this Agreement specifically performed by the Performing Party, and that the Benefiting Party shall have the right to obtain an order or decree of such specific performance in any of the courts of the United States of America or of any state or other political subdivision thereof.

     11.4. Remedies Cumulative.
           -------------------

           The remedies provided herein shall be cumulative and shall not preclude the assertion by any party of any other rights or the seeking of any other remedies against any other party, or his, her or its heirs, legatees,- successors or assigns.

12.  LIMITATION OF LIABILITY.

     EXCEPT FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AN INVESTOR, SUCH INVESTOR SHALL NOT BE LIABLE FOR INDIRECT OR CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES (WHETHER IN CONTRACT OR IN TORT), EVEN IF SUCH INVESTOR HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE. IN NO EVENT SHALL ANY INVESTOR BE LIABLE FOR THE ACTUAL DAMAGES IN EXCESS OF SUCH INVESTOR'S INVESTMENT UNDER ITS STOCK PURCHASE AGREEMENT OR AGREEMENTS PLUS ANY INCREASE IN VALUE ON THE INVESTOR'S INVESTMENT AND ANY DIVIDENDS, STOCK DIVIDENDS, OR SIMILAR ECONOMIC BENEFIT RECEIVED BY THE INVESTOR ON SUCH INVESTMENT AS A STOCKHOLDER OF THE COMPANY (IF ANY) TO THE EXTENT THAT SERIES C PREFERRED STOCK, SERIES B PREFERRED STOCK, SERIES A PREFERRED STOCK, COMMON STOCK INTO WHICH SERIES C PREFERRED STOCK, SERIES B PREFERRED STOCK AND SERIES A PREFERRED STOCK IS CONVERTIBLE, OR PROCEEDS FROM THE SALE OF SUCH SERIES C PREFERRED STOCK, SERIES B PREFERRED STOCK, SERIES A PREFERRED STOCK OR COMMON STOCK, AS THE CASE MAY BE, ARE IN SUCH INVESTOR'S POSSESSION AS OF THE TIME SUCH INVESTOR RECEIVES WRITTEN NOTICE OF THE CLAIM.

13.  ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS.

     This Agreement, the Stock Purchase Agreements and the Stockholders Agreement contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior arrangements or understandings with respect hereto. The terms and provisions of this Agreement may not be modified or amended, except pursuant to a writing signed by the parties.

14.  NOMINEES FOR BENEFICIAL OWNERS.

     In the event that any Registrable Securities and/or other Common Stock are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities and/or other Common Stock for purposes of any request or other action by any holder or holders of Registrable Securities and/or other Common Stock pursuant to this Agreement. If the beneficial owner of any Registrable Securities and/or other Common Stock so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities and/or other Common Stock.

15.  NOTICES.

     All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, sent by nationally recognized overnight courier, sent by facsimile transmission, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     (i) If to any holder of Registrable Securities and/or other Common Stock, at the address that such holder shall have furnished to the Company in writing,

     (ii) If to the Company:

          OneSoft Corporation
          7010 Little River Turnpike
          Annandale, Virginia  22003
          Attn.:  James W. MacIntyre, IV

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand delivered, sent or mailed, in the manner described above, shall be deemed given for all purposes at such time as it is hand delivered to the addressee (with the return receipt or the delivery receipt being deemed conclusive, but not exclusive, evidence of such delivery); if sent by the courier, on next business day; if made by facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise or; if so mailed, on the fifth day after deposited in the U.S. mail.

16.  ASSIGNMENT.

     16.1. Assignment of Registration Rights.
           ---------------------------------

           Except as set forth in Section 16.2, the rights of each Investor
                                 ------------
under this Agreement shall be assignable; provided, however, that the Company is given written notice at the time of such assignment stating the name and address of the assignee and identifying the securities with respect to which the rights and benefits hereunder are being assigned and such assignee expressly agrees in writing with the Company and the other holders of Registrable Securities to be bound by and to comply with all applicable provisions of this Agreement, whereupon such person or entity shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement with respect to such securities. Any assignment pursuant to this Section 16.1 shall not relieve,
                                            ------------
release or otherwise discharge the holder effecting such assignment from its obligations under this Agreement.

     16.2. Assignment of Preemptive Rights, Rights of Subsequent Refusal and Co-
           --------------------------------------------------------------------
           Sale.
           ----

           Notwithstanding Section 16.1 or any other provision hereof,
                           ------------

           (a) The preemptive rights, rights of subsequent refusal and right of co-sale of the Investors set forth in Sections 8, 9 and 10 are nonassignable,
                                      --------------------
except that (i) such rights are assignable by each Investor and the Founder to any wholly-owned subsidiary or parent of the Assigning Investor, or to any Affiliate in the case of the assigning Investor or Founder, (ii) such rights are assignable between and among any of the Investors and the Founder, (iii) such rights are assignable by any Investor to its partners, shareholders or members, or the managing directors thereof, in connection with distributions of shares of Series C Preferred Stock, Series B Preferred Stock, Series A Preferred Stock and/or Common Stock to such partners, shareholders or members, or the managing directors thereof and (iv) such rights are assignable by any Investor or the Founder to its or his Authorized Transferees other than those set forth above in any of clauses (i), (ii) or (iii); provided that the Company is given written notice at the time of such assignment, stating the name and address of the assignee and identifying the securities with respect to which the rights and benefits hereunder are being assigned and such assignee expressly agrees in writing with the Company and the other holders of Registrable Securities to be bound by and to comply with all applicable provisions of Sections 8, 9 and 10,
                                                         --------------------
whereupon such person or entity shall have the
benefits of, and shall be subject to the restrictions contained in Sections 8, 9
                                                                   -------------
and 10 with respect to such securities. Any assignment pursuant to this Section
------                                                                  -------
16.2 shall not relieve, release or otherwise discharge the holder effecting such
----
assignment from its obligations under this Agreement.; and

           (b) The Board of Directors nomination, separate class voting and service rights set forth in Section 3 and the informational and the other rights
                            ---------
set forth in Section 6 are nonassignable to a Competitor.
             ---------

     16.3. Assignment of Rights by Company.
           -------------------------------

           The Company may not assign this Agreement in whole or in part to any other person without the prior written consent of the other parties hereto.

17.  CONVERSION OF STOCK AT SG'S OPTION.

     Each share of Preferred Stock or Common Stock held by SG shall be convertible, at the option of SG (exercised by written notice from SG to the Company), at any time and from time to time, into or from a share of non-voting preferred stock or non-voting common stock, respectively, which share shall have the same rights, preferences and privileges as the applicable series of Preferred Stock or Common Stock, as the case may be, except that such share shall have no voting rights. The Company agrees, at the request of SG and to take such action as is necessary, to create a class of preferred stock or common stock as required to satisfy the Company's obligations under the preceding sentence, and each Investor and the Founder hereby agrees to consent to such a conversion.

18.  BINDING EFFECT.

     This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns, heirs and legal representatives and, in the case of Section 24, SGC
                                                             ----------
and, in the case of Section 10, the Investor Indemnified Persons.  In addition,
                    ----------
and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities and/or other Common Stock.

19.  DESCRIPTIVE HEADING.

     The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof

20.  GOVERNING LAW.

     This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware (but not including the choice of law rules thereof).

21.  TERMINATION; RULE 144(K).

     This Agreement shall terminate and be of no further force or effect when there shall not be any Registrable Securities outstanding; provided that the rights of the holders of Registrable Securities and obligations of the Company under Section 5 hereof shall terminate and be of no further force and effect at
      ---------
such earlier time as to any holder of Registrable Securities as the provision of Rule 144(k) are applicable to the Restricted Securities then held by such holder.

22.  SEVERABILITY.

     If any part of any provision of this Agreement or any other agreement or document given pursuant to or in connection with this Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Agreement.

23.  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

24.  UNDERWRITING RIGHT OF FIRST OFFER.

     24.1.  Right of First Offer.
            --------------------

            The Company hereby grants to SGC the right of first offer to lead underwrite any offering of Securities which the Company may, from time to time, propose to sell and/or issue in an offering registered under the Securities Act or offered pursuant to an exemption from registration under Rule 144A under the Securities Act (collectively, an "Underwriting").

     24.2.  Right to Co-Manage.
            ------------------

            In the event that the Company proposes to enter into an underwriting agreement with a lead underwriter other than SGC pursuant to Section 24.1, the
                                                             -------------
Company shall deliver notice thereof and a copy of the proposed underwriting agreement to SGC, and SGC shall have seven (7) business days thereafter to elect by written notice to the Company to co-manage the Underwriting on terms and conditions at least as favorable to SGC as the economic terms and conditions offered to the lead underwriter.

     24.3.  Ownership.
            ---------

            The Company shall only be obligated to comply with the terms of this
Section 24 if a majority of the outstanding voting securities of SGC is, at the
----------
time the Company is obligated to comply with this Section 24, owned, directly or
                                                  ----------
indirectly, by SGC or its Affiliates.

                   [REST OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement, or caused this Agreement to be duly executed and delivered on its behalf, as of the date first above written.



                              ONESOFT CORPORATION



                              By: /s/ James W. MacIntyre, IV
                                 ---------------------------------------------
                              Name: James W. MacIntyre, IV
                                   -------------------------------------------
                              Title: President
                                    ------------------------------------------

                              QUESTMARK PARTNERS, L.P.

                              By: /s/ Thomas R. Hitchner
                                 ---------------------------------------------
                              Name: Thomas R. Hitchner
                                   -------------------------------------------
                              Title: General Partner
                                    ------------------------------------------

                              GENERAL ELECTRIC PENSION TRUST

                              By: General Electric Investment Corporation,
                                    its Investment Manager

                              By:  /s/ Michael M. Pastore
                                 ---------------------------------------------
                              Name: Michael M. Pastore
                                   -------------------------------------------
                              Title: Vice President
                                    ------------------------------------------

                              BT INVESTMENT PARTNERS, INC.

                              By: /s/ Brian Talbot
                                 ---------------------------------------------
                              Name: Brian Talbot
                                   -------------------------------------------
                              Title: Managing Director
                                    ------------------------------------------

                              US DEVELOPMENT CAPITAL INVESTMENT COMPANY

                              By: /s/ Raymond L. Moss
                                 ---------------------------------------------
                              Name: Raymond L. Moss
                                   -------------------------------------------
                              Title: Secretary
                                    ------------------------------------------

                              RIGGS CAPITAL PARTNERS

                              By:  /s/ J. Carter Beese, Jr.
                                 ---------------------------------------------
                              Name:  J. Carter Beese, Jr.
                                   -------------------------------------------
                              Title:  President
                                    ------------------------------------------

                              SGC PARTNERS II LLC

                              By: /s/ Justin Hall-Tipping
                                 ---------------------------------------
                              Name: Justin Hall-Tipping
                                   -------------------------------------
                              Title: Vice President
                                    ------------------------------------

                              RADER REINFRANK HOLDINGS NO. 2

                              By:  Rader Reinfrank Investors, L.P.
                                    Its General Partner

                                    By:  Rader Reinfrank & Co., LLC
                                           Its General Partner

                                           By: /s/ Stephen Radar
                                              --------------------------
                                           Name: Stephen Radar
                                                ------------------------
                                           Title:
                                                 -----------------------

                              BONSALL CAPITAL, LLC

                              By: /s/ Frank A. Bonsal Jr.
                                 ---------------------------------------
                              Name: Frank A. Bonsal Jr.
                                   -------------------------------------
                              Title:
                                    ------------------------------------

                              USA FUND, LLP

                              By: /s/ Marc P. Blum
                                 ---------------------------------------
                              Name: Marc P. Blum
                                   -------------------------------------
                              Title: President, World Total Return, Inc.
                                    ------------------------------------
                                     (sole general partner)


                              /s/ Peter Noce
                              ------------------------------------------
                              Peter Noce


                              /s/ Felipe Propper de Callejon
                              ------------------------------------------
                              Felipe Propper de Callejon


                              /s/ Daniel Dent
                              ------------------------------------------
                              Daniel Dent

                              /s/ Richard Riggs
                              -----------------------------------------
                              Richard Riggs


                              /s/ David Cordish
                              -----------------------------------------
                              David Cordish

                              RT PARTNERS, L.P.

                              By: /s/ David D. Rothschild
                                 --------------------------------------
                              Name: David D. Rothschild
                                   ------------------------------------
                              Title: Managing Director of the Gen. Ptr.
                                    -----------------------------------

     The undersigned Common Stockholders hereby agree to be bound by all restrictions, terms and conditions applicable to them pursuant to Sections 5, 8
                                                                  -------------
and 10 of this Agreement:
------

/s/ James W. MacIntyre, IV
-----------------------------------           ----------------------------
James W. MacIntyre, IV                        Date

/s/ Jeffrey M. MacIntyre
-----------------------------------           ----------------------------
Jeffrey MacIntyre                             Date

/s/ Frederick Hawkins III                      8/12/99
-----------------------------------           ----------------------------
Frederick Hawkins                             Date

BLUE WATER STRATEGIC FUND I, L.L.C.

By:  Blue Water Capital, L.L.C.,
       Managing Member

By: /s/ Henry D. Barratt Jr.                   August 11, 1999
   --------------------------------           ----------------------------
Name: Henry D. Barratt Jr.                     Date
     ------------------------------
Title: Managing Director
      -----------------------------

BAKERSVILLE HOLDINGS LTD.


By: /s/ Glenn A. Dryfoos                       8/12/99
   --------------------------------           ----------------------------
                                              Date

/s/ Eugene Choi
-----------------------------------           ----------------------------
Eugene Choi                                   Date

/s/ Peter Shum                                 8/12/99
-----------------------------------           ----------------------------
Peter Shum                                    Date

/s/ Cynthia L. Allen                           8/12/99
-----------------------------------           ----------------------------
Cynthia Allen                                 Date

/s/ Monique Hawkins
-----------------------------------           ----------------------------
Monique Hawkins                               Date


/s/ A. Douglas Peabody                         August 13, 1999
-----------------------------------           ----------------------------
A. Douglas Peabody                            Date

     The undersigned Series A Preferred Stockholders hereby agree to be bound by all restrictions, terms and conditions applicable to each of them under this
Agreement:


                              BLUE WATER STRATEGIC FUND I, L.L.C.

                              By:  Blue Water Capital, L.L.C.,
                                   Managing Member


                              By: /s/ Henry D. Barratt Jr.
                                 ------------------------------------
                              Name: Henry D. Barratt Jr.
                                   ----------------------------------
                              Title: Managing Director
                                    ---------------------------------


                              SGC PARTNERS II LLC

                              By:  /s/ Justin Hall-Tipping
                                  -----------------------------------
                              Name: Justin Hall-Tipping
                                   ----------------------------------
                              Title:
                                    ---------------------------------

     The undersigned Series B Preferred Stockholders hereby agree to be bound by all restrictions, terms and conditions applicable to each of them under this
Agreement:


                              SGC PARTNERS II LLC

                              By: /s/ Justin Hall-Tipping
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              RADER REINFRANK HOLDINGS NO. 2

                              By:  Rader Reinfrank Investors, L.P.
                                    Its General Partner

                                    By:  Rader Reinfrank & Co., LLC
                                           Its General Partner

                                           By: /s/ Stephen Radar
                                              -----------------------
                                           Name:
                                                ---------------------
                                           Title:
                                                 --------------------

                            Exhibit A (as amended)
                            ----------------------


Name and Address of Investor               Number of Shares of Series C          Aggregate Purchase Price
                                             Preferred Stock Purchased
QuestMark Partners, L.P.

Suite 800

One South Street

Baltimore, MD 21202                                  1,517,451                         $10,000,002.09

General Electric Pension Trust                         758,725                           4,999,997.75

BT Investment Partners, Inc.                           379,370                           2,500,048.30

US Development Capital Investment                      227,700                           1,500,543.00
Company

SGC Partners II LLC                                    379,363                           2,500,002.17

Riggs Capital Partners                                 437,026                           2,880,001.34

Rader Reinfrank Holdings No. 2                         465,858                           3,070,004.22

Peter Noce                                              75,872                             500,000.00

Felipe Propper de Callejon                               2,276                              14,998.84

Daniel Dent                                             18,000                             118,620.00

Richard Riggs                                           18,000                             118,620.00

Bonsall Capital, LLC                                    15,175                             100,003.25

David Cordish                                           18,209                             119,997.31

USA Fund, LLP                                           75,873                             500,003.07

RT Partners, L.P.                                       75,873                             500,003.07

                               -----------------

Name and Address of Additional       Number of Shares of Series C     Aggregate Purchase Price
Investor                               Preferred Stock Purchased

Andrew Wright                                    75,873                      $  500,000.00

Benjamin Moody                                    3,794                          25,000.00

South Street LLC                                 37,936                         249,998.24

Tennyson Private Placement Fund                 182,094                       1,199,999.46

ABS Employees Venture Fund                      126,785                         835,513.15

                                   Exhibit B
                                   ---------

                        Series B Preferred Stockholders

SGC Partners II LLC
Rader Reinfrank Holdings No. 2

                        Series A Preferred Stockholders

Blue Water Strategic Fund I., L.L.C.
SGC Partners II LLC

                              Common Stockholders

James W. MacIntyre, IV
Jeffrey MacIntyre
Frederick Hawkins
Blue Water Strategic Fund, I, L.L.C.
Bakersville Holdings Ltd.
Eugene Choi
Peter Shum
Cynthia Allen
Monique Hawkins
A. Douglas Peabody
Edgardo Cruz (became common stockholder between Initial Closing and Additional Closing)
Konstantin Oleinikov (became common stockholder between Initial Closing and Additional Closing)

                                   Exhibit C
                                   ---------

                   ADDITIONAL INVESTOR SIGNATURE PAGE TO THE
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
              ----------------------------------------------------

     By executing and delivering this Additional Investor Signature Page, the undersigned agrees (i) that it is an Additional Investor as defined in the Series C Convertible Preferred Stock Purchase Agreement among OneSoft Corporation (the "Company") and the Investors (as defined therein) dated as of August 13, 1999 and (ii) that it is a party as an Investor to the Third Amended and Restated Investor Rights Agreement among the Company and the Investors (as defined therein) dated as of August 13, 1999 and is bound by all the terms and conditions thereof.


     Dated: ________________        ____________________________
                                    Print Name:


                                    By: ________________________
                                    Name:
                                    Title:

                                    Address: ___________________

                                    ____________________________

                                   Exhibit D
                                   ---------


                       COUNTERPART SIGNATURE PAGE TO THE
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
              ----------------------------------------------------

     By executing and delivering this Counterpart Signature Page , the undersigned agrees that it is a party as a Common Stockholder to the Third Amended and Restated Investor Rights Agreement among OneSoft Corporation and the Investors (as defined therein) dated as of August 13, 1999 and is bound by all the terms and conditions thereof.


     Dated: ________________        ____________________________
                                    Print Name:


                                    By: ________________________
                                    Name:
                                    Title:

                                    Address: ___________________

                                    ____________________________